UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09721

AllianzGI Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway New York, New York 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2013

Date of reporting period: July 31, 2013

Item 1. Schedule of Investments

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—57.1%
Airlines—1.4%
$78	American Airlines Pass-Through Trust, 10.375%, 1/2/21	$83,547
3,000	Continental Airlines Pass-Through Trust, 4.00%, 4/29/26	2,985,000
	Northwest Airlines, Inc.,
1,335	7.041%, 10/1/23	1,508,576
37,547	7.15%, 4/1/21 (MBIA)	40,175,598
44	United Air Lines Pass-Through Trust, 10.125%, 3/22/15 (b)(f)	27,365

		44,780,086

Auto Manufacturers—0.3%
9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(e)	9,598,816

Banking—15.2%
16,200	Abbey National Treasury Services PLC, 1.844%, 4/25/14 (l)	16,344,650
	Ally Financial, Inc.,
21,075	3.672%, 6/20/14 (l)	21,442,127
800	4.625%, 6/26/15	826,431
14,486	7.50%, 9/15/20	16,876,190
2,659	8.00%, 3/15/20	3,144,268
25,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(e)	26,050,500
	Banco Santander Brasil S.A.,
30,200	2.373%, 3/18/14 (a)(e)(l)	30,218,845
3,500	4.50%, 4/6/15 (a)(e)	3,613,750
1,000	4.50%, 4/6/15	1,032,500
	Bank of America Corp.,
1,000	5.625%, 7/1/20	1,123,652
3,800	5.65%, 5/1/18	4,277,956
4,300	5.75%, 12/1/17	4,854,605
2,715	6.00%, 9/1/17	3,074,330
£3,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	6,738,917
$23,900	BPCE S.A., 2.023%, 2/7/14 (a)(e)(l)	24,067,013
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	13,089,938
700	5.50%, 10/15/14	736,713
11,718	6.00%, 8/15/17	13,301,032
13,500	6.125%, 11/21/17	15,476,535
20,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(e)(h)	25,963,120
	Goldman Sachs Group, Inc.,
€10,000	0.548%, 5/23/16 (l)	13,119,537
$15,200	6.15%, 4/1/18	17,345,799
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(e)(h)	4,825,000
30,600	HBOS PLC, 6.75%, 5/21/18 (a)(e)	33,235,853
1,350	HSBC Capital Funding L.P., 10.176%, 6/30/30 (a)(e)(h)	1,947,375
	HSBC Holdings PLC,
700	6.50%, 5/2/36	799,271
400	7.625%, 5/17/32	489,984
	ICICI Bank Ltd.,
5,900	4.75%, 11/25/16 (a)(e)	6,145,812
2,500	5.00%, 1/15/16	2,622,078
700	5.50%, 3/25/15	730,342
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	17,042,259
900	Korea Exchange Bank, 4.875%, 1/14/16	964,743
	LBG Capital No. 1 PLC,
€2,825	7.375%, 3/12/20	3,834,718
£9,552	7.588%, 5/12/20	15,173,979
1,000	7.869%, 8/25/20	1,604,158
$3,400	7.875%, 11/1/20 (a)(e)	3,631,200
	LBG Capital No. 2 PLC,
£2,331	9.00%, 12/15/19	3,869,752
4,500	9.334%, 2/7/20	7,523,385
€2,180	15.00%, 12/21/19	4,113,591
$29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(e)(h)	39,628,250
	Morgan Stanley,
€10,000	0.64%, 1/16/17 (l)	12,983,403
$2,800	5.375%, 10/15/15	3,022,051
5,000	5.55%, 4/27/17	5,511,900
900	5.95%, 12/28/17	1,011,482
3,700	6.625%, 4/1/18	4,272,205
2,400	RBS Capital Trust I, 2.139%, 9/30/13 (h)	1,800,000
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	273,478
22,200	6.99%, 10/5/17 (a)(e)(h)	21,756,000

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Banking (continued)
$5,000	7.648%, 9/30/31 (h)	$4,800,000
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	513,750
1,500	9.00%, 6/11/14 (a)(e)	1,591,050
	State Bank of India,
1,300	4.50%, 10/23/14	1,342,585
1,000	4.50%, 7/27/15 (a)(e)	1,041,657
	UBS AG,
250	4.875%, 8/4/20	276,943
582	5.875%, 12/20/17	673,456
6,700	USB Capital IX, 3.50%, 9/3/13 (h)	5,963,000
2,050	Wachovia Corp., 5.75%, 2/1/18	2,375,942
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (h)	21,667,168

		501,776,228

Biotechnology—0.1%
1,700	Amgen, Inc., 5.70%, 2/1/19	1,966,395

Computers—0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,425,021

Diversified Financial Services—14.2%
11,000	American Express Co., 7.25%, 5/20/14	11,580,272
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,637,432
17,265	7.25%, 2/1/18	20,721,470
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,104,953
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	53,318,985
2,000	5.875%, 8/2/21	2,223,002
16,900	7.00%, 10/1/13	17,083,078
20,750	8.00%, 6/1/14	21,831,739
7,900	8.00%, 12/15/16	9,288,615
22,700	8.125%, 1/15/20	28,011,255
3,400	8.70%, 10/1/14	3,697,816
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66 (converts to FRN on 9/15/16) (a)(e)	13,296,846
19,100	5.50%, 9/15/67 (converts to FRN on 9/15/17)	26,228,584
$5,000	6.15%, 8/7/37	5,685,910
£1,400	6.50%, 9/15/67 (converts to FRN on 9/15/17)	2,231,979
$2,000	HSBC Finance Corp., 0.705%, 6/1/16 (l)	1,984,184
	International Lease Finance Corp. (a)(e),
4,000	6.75%, 9/1/16	4,420,000
3,000	7.125%, 9/1/18	3,397,500
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,107,500
	Merrill Lynch & Co., Inc.,
500	5.00%, 1/15/15	526,326
22,700	6.40%, 8/28/17	25,971,410
99,300	6.875%, 4/25/18	116,709,375
£550	MUFG Capital Finance Ltd., 6.299%, 1/25/17 (h)	911,990
$454	Preferred Term Securities XIII Ltd., 0.823%, 3/24/34 (a)(b)(e)(k)(l) (acquisition cost—$454,259; purchased 3/9/04)	352,334
500	QNB Finance Ltd., 3.125%, 11/16/15	516,450
	SLM Corp.,
750	5.00%, 10/1/13	754,688
400	5.375%, 5/15/14	409,500
1,400	5.50%, 1/25/23	1,317,040
36,000	6.25%, 1/25/16	38,475,000
17,700	7.25%, 1/25/22	18,850,500
1,100	8.00%, 3/25/20	1,230,625
24,455	8.45%, 6/15/18	28,248,460

		469,124,818

Electric Utilities—2.8%
2,351	Bruce Mansfield Unit, 6.85%, 6/1/34	2,539,140
2,000	Consumers Energy Co., 5.15%, 2/15/17	2,238,454
5,000	DTE Energy Co., 6.35%, 6/1/16	5,705,155
14,200	Electricite de France S.A., 6.50%, 1/26/19 (a)(e)	16,947,871
27,500	Entergy Corp., 3.625%, 9/15/15	28,530,150
5,700	FirstEnergy Corp., 7.375%, 11/15/31	5,766,000
99	GG1C Funding Corp., 5.129%, 1/15/14 (a)(b)(e)(k) (acquisition cost—$98,616; purchased 4/16/04)	99,192
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(e)	310,264
4,550	6.25%, 6/17/14	4,752,621
	Nevada Power Co.,
100	5.875%, 1/15/15	107,322
1,600	5.95%, 3/15/16	1,783,019
3,000	6.50%, 5/15/18	3,577,905
900	Nisource Finance Corp., 6.40%, 3/15/18	1,055,951

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Electric Utilities (continued)
$6,100	NRG Energy, Inc., 7.625%, 1/15/18	$6,832,000
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,263,860
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,163,074
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,142,717
2,000	6.75%, 5/1/15	2,174,510
4,500	Toledo Edison Co., 6.15%, 5/15/37	5,107,185
48	W3A Funding Corp., 8.09%, 1/2/17	49,111

		94,145,501

Food & Beverage—0.3%
6,700	Mondelez International, Inc., 6.50%, 8/11/17	7,850,578
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(b)(e)(k) (acquisition cost—$957,637; purchased 3/12/09)	1,235,300

		9,085,878

Healthcare-Products—0.1%
1,700	Hospira, Inc., 6.05%, 3/30/17	1,819,838

Healthcare-Services—0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,508,000
4,000	7.875%, 2/15/20	4,352,500

		7,860,500

Holding Companies-Diversified—0.0%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	113,335
1,000	7.625%, 4/9/19	1,221,329

		1,334,664

Insurance—4.9%
	American International Group, Inc.,
3,000	4.875%, 6/1/22	3,270,924
4,600	5.05%, 10/1/15	4,989,220
2,000	5.45%, 5/18/17	2,228,534
900	5.60%, 10/18/16	1,009,150
30,600	5.85%, 1/16/18	34,914,355
17,200	6.25%, 5/1/36	20,195,724
£1,456	6.765%, 11/15/17	2,611,127
€5,557	6.797%, 11/15/17	8,839,294
$67,700	8.25%, 8/15/18	84,922,068

		162,980,396

Iron/Steel—0.4%
200	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(e)	196,500
	Gerdau Holdings, Inc.,
8,500	7.00%, 1/20/20 (a)(e)	9,031,250
3,950	7.00%, 1/20/20	4,196,875
800	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(e)	794,000

		14,218,625

Media—1.9%
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,416,416
1,700	5.90%, 3/15/16	1,913,299
700	6.30%, 11/15/17	830,493
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	9,066,750
810	7.875%, 2/15/18	933,525
7,500	8.625%, 2/15/19	8,812,500
	DISH DBS Corp.,
15,667	5.00%, 3/15/23	14,766,147
300	5.875%, 7/15/22	300,750
4,200	7.125%, 2/1/16	4,620,000
6,940	Time Warner Cable, Inc., 5.85%, 5/1/17	7,588,869

		61,248,749

Mining—0.6%
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(e)	4,130,395
1,600	Newmont Mining Corp., 5.125%, 10/1/19	1,687,758
800	Teck Resources Ltd., 4.50%, 1/15/21	797,133
	Vale Overseas Ltd.,
2,790	6.875%, 11/10/39	2,757,622
1,000	8.25%, 1/17/34	1,155,162
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(e)	8,110,282

		18,638,352

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Miscellaneous Manufacturing—2.9%
$70,000	General Electric Co., 5.25%, 12/6/17	$79,913,610
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,368,005

		97,281,615

Oil & Gas—3.7%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	339,467
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,127,027
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,737,831
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(e)	12,719,720
846	Devon Energy Corp., 7.95%, 4/15/32	1,117,309
1,300	Devon Financing Corp. LLC, 7.875%, 9/30/31	1,689,256
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,589,350
	Encana Corp.,
2,000	5.90%, 12/1/17	2,301,084
4,700	6.50%, 8/15/34	5,320,743
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	7,096,700
1,300	6.51%, 3/7/22	1,407,120
14,000	8.146%, 4/11/18 (a)(e)	16,380,000
1,800	Halliburton Co., 6.15%, 9/15/19	2,173,936
1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(e)	1,053,500
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	536,250
	Petrobras International Finance Co.—Pifco,
300	5.875%, 3/1/18	322,434
15,250	7.875%, 3/15/19	17,542,243
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	20,242,750
2,400	6.50%, 6/2/41	2,536,800
7,500	8.00%, 5/3/19	9,187,500
2,640	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	2,851,254
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,470,350
1,454	5.832%, 9/30/16 (b)	1,552,412
3,000	6.75%, 9/30/19	3,553,500
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,766,572
4,200	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,449,480

		123,064,588

Paper & Forest Products—0.3%
9,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(e)	10,498,835

Pharmaceuticals—0.1%
3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	3,953,160

Pipelines—2.6%
7,200	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18	8,739,000
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(e)	3,132,597
	El Paso LLC,
1,789	7.00%, 6/15/17	2,002,884
13,900	7.25%, 6/1/18	15,878,637
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,443,805
	Energy Transfer Partners L.P.,
2,100	6.125%, 2/15/17	2,371,696
2,600	6.625%, 10/15/36	2,816,198
787	Kern River Funding Corp., 4.893%, 4/30/18 (a)(b)(e)(k) (acquisition cost—$787,062; purchased 4/28/03)	856,332
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	710,758
5,800	6.00%, 2/1/17	6,599,814
5,500	7.30%, 8/15/33	6,663,806
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(b)(e)(k) (acquisition cost—$11,879,413; purchased 9/9/09)	12,265,032
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(e)	3,361,750
1,700	Northwest Pipeline LLC, 7.00%, 6/15/16	1,959,927
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	3,185,039
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(e)	89,000
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(b)(e)(k) (acquisition cost—$4,392,696; purchased 3/14/07)	5,035,312
1,950	Tennessee Gas Pipeline Co. LLC, 7.50%, 4/1/17	2,325,950
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,155,757

		84,593,294

Real Estate—0.1%
1,500	Qatari Diar Finance Co., 5.00%, 7/21/20	1,646,250

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Real Estate Investment Trust—0.2%
$5,000	Weyerhaeuser Co., 7.375%, 10/1/19	$6,046,850

Retail—1.1%
	CVS Pass-Through Trust,
7,752	6.943%, 1/10/30	9,068,184
22,192	7.507%, 1/10/32 (a)(e)	26,935,655

		36,003,839

Software—0.1%
1,800	Oracle Corp., 5.00%, 7/8/19	2,061,666

Telecommunications—2.6%
	America Movil S.A.B. de C.V.,
42,800	5.00%, 3/30/20	46,523,899
10,530	6.125%, 3/30/40	11,360,017
	AT&T, Inc.,
80	4.30%, 12/15/42	69,999
1,718	5.35%, 9/1/40	1,745,603
5,000	5.50%, 2/1/18	5,750,875
1,100	5.80%, 2/15/19	1,287,153
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,063,785
3,400	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	4,106,143
	Qtel International Finance Ltd. (a)(e),
3,000	3.375%, 10/14/16	3,137,250
7,300	5.00%, 10/19/25	7,427,750
1,250	Qwest Corp., 6.50%, 6/1/17	1,416,165
715	Verizon Communications, Inc., 8.75%, 11/1/18	936,127

		84,824,766

Tobacco—0.8%
	Altria Group, Inc.,
1,689	9.25%, 8/6/19	2,253,264
10,000	10.20%, 2/6/39	15,453,630
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,634,849
6,030	Reynolds American, Inc., 7.75%, 6/1/18	7,380,593

		26,722,336

Transportation—0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,110,808

	Total Corporate Bonds & Notes (cost—$1,716,953,259)	1,879,811,874

SOVEREIGN DEBT OBLIGATIONS—13.6%
Australia—7.2%
	Australia Government Bond (i),
AUD 110,800	3.00%, 9/20/25, Ser. 25-CI	128,398,602
61,700	4.00%, 8/20/20, Ser. 20-CI	102,228,959
5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	5,378,716

		236,006,277

Brazil—5.0%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 40,777	10.00%, 1/1/14	17,957,462
176,575	10.00%, 1/1/17	76,183,652
153,313	10.00%, 1/1/21	64,617,343
6,144	10.00%, 1/1/23	2,567,861
$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,634,290

		164,960,608

Canada—0.3%
CAD 2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,085,050
$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,165,461

		11,250,511

Colombia—0.1%
2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,325,000

Indonesia—0.1%
3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,526,250

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Korea (Republic of)—0.5%
	Export-Import Bank of Korea,
$10,900	4.00%, 1/29/21	$11,143,702
250	5.125%, 6/29/20	272,889
	Korea Development Bank,
3,950	4.00%, 9/9/16	4,213,761
300	8.00%, 1/23/14	310,141

		15,940,493

Qatar—0.3%
	Qatar Government International Bond (a)(e),
3,500	4.00%, 1/20/15 (b)(k) (acquisition cost—$3,507,960; purchased 11/17/09—9/17/12)	3,648,750
6,400	5.25%, 1/20/20	7,152,000

		10,800,750

Russia—0.1%
1,490	Russian Federation Bond, 7.50%, 3/31/30	1,750,005

South Africa—0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	346,500

	Total Sovereign Debt Obligations (cost—$521,666,663)	446,906,394

MUNICIPAL BONDS—10.4%
Arizona—0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,273,340

California—3.6%
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	16,397,850
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
6,900	7.488%, 8/1/33	8,197,890
12,300	7.618%, 8/1/40	14,874,513
14,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	17,566,500
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	3,361,980
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	336,729
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,169,090
	State, GO,
800	4.85%, 10/1/14	836,424
800	5.00%, 2/1/38	815,744
400	6.20%, 10/1/19	469,964
1,500	6.65%, 3/1/22	1,780,965
4,750	7.55%, 4/1/39	6,370,937
12,000	7.70%, 11/1/30	14,105,640
27,250	7.95%, 3/1/36	31,407,805

		117,692,031

Illinois—0.4%
10,100	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	10,838,714
1,600	Finance Auth. Rev., Univ. of Chicago, 5.50%, 7/1/37, Ser. B	1,718,400

		12,557,114

Massachusetts—0.6%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	18,943,100

New York—3.3%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	5,990,765
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,240,270
3,640	New York City Municipal Water & Sewer System Finance Auth. Rev., 5.79%, 6/15/41	3,925,449
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	430,844
800	4.525%, 11/1/22	867,504
10,000	5.00%, 11/1/38, Ser. D-1	10,375,200
3,000	5.267%, 5/1/27, Ser. G-3	3,323,190
700	5.572%, 11/1/38	784,763
200	5.932%, 11/1/36	216,484
11,000	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	9,831,140
	State Dormitory Auth. Rev.,
10,000	5.00%, 3/15/27, Ser. A	10,834,400
20,345	5.00%, 2/15/30, Ser. D	21,696,518
1,600	5.289%, 3/15/33, Ser. H	1,729,936
2,700	5.389%, 3/15/40, Ser. H	2,980,719
19,850	5.50%, 3/15/30	22,339,984
3,180	State Thruway Auth. Rev., 5.00%, 3/15/25, Ser. A	3,559,438
	State Urban Dev. Corp. Rev.,
1,500	5.00%, 3/15/23, Ser. A	1,709,310
4,000	5.77%, 3/15/39	4,402,840

		108,238,754

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Ohio—0.2%
	American Municipal Power, Inc. Rev.,
$3,600	5.939%, 2/15/47	$3,719,808
4,200	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	5,276,208

		8,996,016

Texas—2.1%
	Conroe Independent School Dist., GO, Ser. A, (GTD-PSF),
1,000	5.00%, 2/15/24	1,165,350
2,610	5.00%, 2/15/25	2,999,177
2,905	5.00%, 2/15/26	3,281,343
3,115	5.00%, 2/15/27	3,465,406
5,000	5.00%, 2/15/28	5,506,400
4,520	5.00%, 2/15/29	4,924,630
	Dallas, GO,
21,130	5.00%, 2/15/23	24,443,607
70	5.00%, 2/15/23 (Pre-refunded @ $100, 2/15/22) (d)	83,780
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	4,971,692
18,960	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	19,085,705

		69,927,090

Virginia—0.1%
2,000	Richmond Rev., 5.00%, 1/15/29, Ser. A	2,157,620

	Total Municipal Bonds (cost—$331,402,932)	340,785,065

U.S. GOVERNMENT AGENCY SECURITIES—5.6%
	Fannie Mae,
959	2.128%, 5/1/35, MBS (l)	1,005,873
2	2.201%, 8/25/18, CMO (l)	2,093
3,176	2.71%, 11/1/35, MBS (l)	3,387,247
3	3.075%, 2/1/18, MBS (l)	3,490
1,380	4.00%, 11/1/40, MBS	1,435,100
2	4.095%, 4/1/17, MBS (l)	2,464
133,210	4.50%, 3/1/29—11/1/41, MBS	141,596,940
466	5.29%, 11/25/33, CMO	472,125
	Freddie Mac, MBS,
1	1.95%, 6/1/30 (l)	697
6	2.25%, 12/1/18 (l)	6,718
296	6.50%, 1/1/38—10/1/38	333,223
10	Ginnie Mae, 1.625%, 1/20/22, MBS (l)	10,896
	Small Business Administration Participation Certificates, ABS,
105	4.504%, 2/10/14	106,294
2,767	4.77%, 4/1/24	2,969,952
17,962	5.32%, 1/1/27	19,801,175
13,340	5.70%, 8/1/26	14,757,744

	Total U.S. Government Agency Securities (cost—$178,890,212)	185,892,031

U.S. TREASURY OBLIGATIONS—4.7%
	U.S. Treasury Notes,
20	0.25%, 1/31/14 (j)	20,018
20,226	0.25%, 3/31/14 (j)	20,246,145
23,600	0.25%, 6/30/14 (j)	23,625,346
11,700	0.75%, 6/15/14	11,762,841
72	1.00%, 1/15/14 (j)	72,302
60,000	1.125%, 5/31/19 (j)	58,237,500
7,150	1.25%, 3/15/14	7,201,530
30,600	3.625%, 2/15/21 (j)	33,883,533

	Total U.S. Treasury Obligations (cost—$158,578,371)	155,049,215

MORTGAGE-BACKED SECURITIES—3.1%
4,400	Banc of America Commercial Mortgage Trust, 5.889%, 7/10/44, CMO (l)	4,900,458
149	Banc of America Funding Trust, 5.621%, 1/20/47, CMO (l)	113,652
958	BCAP LLC Trust, 0.36%, 9/26/35, CMO (a)(b)(e)(k)(l) (acquisition cost—$906,382; purchased 4/3/13)	939,393
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (l),
98	2.763%, 10/25/33	97,844
245	2.793%, 3/25/35	243,326
73	2.907%, 5/25/34	69,950
1,155	Bear Stearns ALT-A Trust, 2.564%, 2/25/36, CMO (l)	693,657
	Bear Stearns Commercial Mortgage Securities Trust, CMO,
1,600	5.54%, 9/11/41	1,773,516
7,500	5.694%, 6/11/50 (l)	8,516,512
	Citigroup Mortgage Loan Trust, Inc., CMO (l),
478	2.27%, 9/25/35	470,065
438	2.29%, 9/25/35	427,135
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
8,000	5.304%, 1/15/46 (l)	8,679,804

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$4,400	5.322%, 12/11/49	$4,870,886
€206	Cordusio RMBS SRL, 0.362%, 6/30/35, CMO (l)	260,982
	Countrywide Alternative Loan Trust, CMO (l),
$1,804	0.38%, 11/25/46	1,211,776
548	0.39%, 5/25/36	395,019
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (l),
269	0.51%, 3/25/35	184,103
58	2.833%, 8/25/34	50,234
16	Credit Suisse First Boston Mortgage Securities Corp., 2.409%, 7/25/33, CMO (l)	16,179
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,600	5.311%, 12/15/39	2,861,878
6,118	5.683%, 6/15/39 (l)	6,826,594
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (l),
1,939	0.452%, 8/19/45	1,682,247
1,154	2.557%, 7/19/44	1,131,734
3,206	Greenpoint Mortgage Funding Trust, 0.42%, 6/25/45, CMO (l)	2,533,377
12	Greenpoint Mortgage Pass-Through Certificates, 2.92%, 10/25/33, CMO (l)	11,773
	GSR Mortgage Loan Trust, CMO (l),
64	1.94%, 3/25/33	62,548
727	2.664%, 9/25/35	718,361
1,638	2.68%, 9/25/35	1,625,337
	Harborview Mortgage Loan Trust, CMO (l),
274	0.382%, 1/19/38	215,513
461	0.532%, 6/20/35	409,762
176	2.599%, 5/19/33	174,748
	HomeBanc Mortgage Trust, CMO (l),
2,698	0.45%, 1/25/36	2,216,926
340	5.472%, 4/25/37	265,904
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
1,000	5.336%, 5/15/47	1,110,548
6,600	5.42%, 1/15/49	7,360,449
2,200	5.44%, 6/12/47	2,446,820
	JPMorgan Mortgage Trust, CMO (l),
88	2.115%, 11/25/33	86,945
1,237	2.988%, 7/25/35	1,254,800
92	4.354%, 2/25/35	91,858
1,234	5.262%, 7/25/35	1,267,895
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (l),
1,200	5.172%, 12/12/49	1,316,402
1,600	5.897%, 8/12/49	1,818,263
	Morgan Stanley Re-Remic Trust, CMO (a)(e)(l),
3,400	5.799%, 8/12/45	3,819,941
1,500	5.799%, 8/15/45	1,685,268
239	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(b)(e)(g)(k)(l) (acquisition cost—$184,863; purchased 11/15/04)	477
	RBSSP Resecuritization Trust, CMO (a)(e)(l),
921	0.47%, 5/26/37	879,072
5,587	0.689%, 9/26/34	5,399,780
5,997	0.689%, 3/26/36	5,867,862
4,786	0.689%, 4/26/37	4,512,490
1,393	Residential Accredit Loans, Inc., 0.40%, 4/25/46, CMO (l)	630,232
133	Structured Adjustable Rate Mortgage Loan Trust, 2.537%, 2/25/34, CMO (l)	131,673
824	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 5.25%, 9/25/34, CMO	856,140
	Wachovia Bank Commercial Mortgage Trust, CMO,
222	0.271%, 6/15/20 (a)(e)(l)	220,219
700	5.416%, 1/15/45 (l)	768,171
1,300	5.678%, 5/15/46	1,469,749
	WaMu Mortgage Pass-Through Certificates, CMO (l),
191	0.50%, 1/25/45	174,790
2,120	0.558%, 11/25/34	1,931,311
1,127	1.169%, 2/25/46	1,007,465
646	Wells Fargo Mortgage-Backed Securities Trust, 2.651%, 3/25/36, CMO (l)	581,733

	Total Mortgage-Backed Securities (cost—$84,344,837)	101,341,546

ASSET-BACKED SECURITIES—0.6%
	Bear Stearns Asset-Backed Securities I Trust (l),
1,953	0.39%, 12/25/36	1,754,222
1,000	0.60%, 12/25/35	910,461
516	1.19%, 10/25/37	445,601
1,436	BNC Mortgage Loan Trust, 0.29%, 5/25/37 (l)	1,349,174
	Conseco Financial Corp.,
234	6.22%, 3/1/30	254,534
3,718	6.53%, 2/1/31 (l)	3,786,112
1,500	First Frankin Mortgage Loan Trust, 0.68%, 9/25/35 (l)	1,284,433
1,442	First NLC Trust, 0.895%, 12/25/35 (l)	1,329,853
942	Home Equity Asset Trust, 1.39%, 10/25/33 (l)	867,667
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(e)(k) (acquisition cost—$1,680; purchased 11/21/00)	1,364
37	MASTR Asset-Backed Securities Trust, 0.27%, 5/25/37 (l)	37,395
237	Merrill Lynch Mortgage Investors Trust, 0.31%, 2/25/37 (l)	96,812

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$500	Morgan Stanley ABS Capital I, Inc. Trust, 0.62%, 9/25/35 (l)	$414,085
184	Morgan Stanley Mortgage Loan Trust, 0.55%, 4/25/37 (l)	91,703
1,000	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 0.78%, 9/25/35 (l)	746,165
230	Popular ABS Mortgage Pass-Through Trust, 0.28%, 6/25/47 (l)	195,705
1,000	Structured Asset Investment Loan Trust, 0.65%, 6/25/35 (l)	911,966
	Structured Asset Securities Corp. Mortgage Loan Trust (l),
1,000	0.53%, 2/25/36	793,944
1,200	0.64%, 11/25/35	1,028,999
	Wells Fargo Home Equity Asset-Backed Securities Trust (l),
1,500	0.78%, 11/25/35	1,269,365
780	0.89%, 10/25/34	693,334

	Total Asset-Backed Securities (cost—$17,265,147)	18,262,894

SENIOR LOANS—0.3%
Financial Services—0.3%
11,040	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c) (cost—$11,004,751)	11,071,740

SHORT-TERM INVESTMENTS—5.2%
U.S. Treasury Obligations—4.2%
91,280	U.S. Treasury Bills, 0.01%-0.137%, 10/24/13-7/24/14 (j)(m)	91,240,978
47,600	U.S. Treasury Notes, 0.25%, 4/30/14	47,649,266

	Total U.S. Treasury Obligations (cost—$138,865,842)	138,890,244

Repurchase Agreements—1.0%
16,300	Banc of America Securities LLC, dated 7/31/13, 0.09%, due 8/1/13, proceeds $16,300,041; collateralized by U.S. Treasury Bills, zero coupon, due 7/24/14, valued at $16,627,257	16,300,000
13,600	Citigroup Global Markets, Inc., dated 7/31/13, 0.10%, due 8/1/13, proceeds $13,600,038; collateralized by U.S. Treasury Notes, 0.25%, due 6/30/14, valued at $13,882,905 including accrued interest	13,600,000
3,032	State Street Bank and Trust Co., dated 7/31/13, 0.01%, due 8/1/13, proceeds $3,032,001; collateralized by Freddie Mac, 2.07%, due 11/7/22, valued at $3,092,973 including accrued interest	3,032,000

	Total Repurchase Agreements (cost—$32,932,000)	32,932,000

	Total Short-Term Investments (cost—$171,797,842)	171,822,244

	Total Investments, before options written and securities sold short (cost—$3,191,904,014) (p)—100.6%	3,310,943,003

Notional Amount (000s)
OPTIONS WRITTEN (n)—(0.8)%
	Call Options—(0.0)%
	1-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index,
€456,000	strike rate 0.40%, expires 3/12/14	(551,860)
	2-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index,
62,800	strike rate 0.50%, expires 10/24/13	(58,557)
	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
$110,600	strike rate 2.50%, expires 1/27/14	(746,086)
€—(o)	90-Day EURIBOR Futures, expires 12/15/14	(218,011)

		(1,574,514)

	Put Options—(0.8)%
	1-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index,
456,000	strike rate 0.40%, expires 3/12/14	(922,456)
	2-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index,
62,800	strike rate 0.75%, expires 10/24/13	(101,784)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$1,413,900	strike rate 1.45%, expires 9/3/13	(13,807,016)
1,743,600	strike rate 1.90%, expires 10/18/13	(8,154,818)
	5-Year Interest Rate Swap (OTC), Pay 6-Month GBP-LIBOR Floating Rate Index,
£36,200	strike rate 1.75%, expires 10/25/13	(204,824)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$110,600	strike rate 3.50%, expires 1/27/14	(1,084,721)
€—(o)	90-Day EURIBOR Futures, expires 12/15/14	(275,382)
$343,200	Dow Jones CDX.IG-20 5-Year V1 Index (OTC), strike price $1.00, expires 9/18/13	(193,654)

		(24,744,655)

	Total Options Written (premiums received—$19,969,466)	(26,319,169)

Fixed Income SHares: Series C Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)			Value*
SECURITIES SOLD SHORT—(5.4)%
U.S. Government Agency Securities—(5.4)%
$167,200	Fannie Mae, 4.50%, MBS, TBA, 30 Year (proceeds received-$175,470,938)		$(177,258,134)

	Total Investments, net of options written and securities sold short (cost—$2,996,463,610)	94.4%	3,107,365,700

	Other assets less other liabilities	5.6	183,848,263

	Net Assets	100.0%	$3,291,213,963

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $443,727,064, representing 13.5% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2013.
(d)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).
(e)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(f)	In default.
(g)	Fair-Valued—Security with a value of $477, representing less than 0.05% of net assets.
(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and securities sold short.
(k)	Restricted. The aggregate acquisition cost of such securities is $23,170,568. The aggregate value is $24,433,486, representing 0.7% of net assets.
(l)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.
(m)	Rates reflect the effective yields at purchase date.
(n)	Non-income producing.
(o)	Notional amount less than 500.
(p)	At July 31, 2013, the cost basis of portfolio securities (before options written and securities sold short) for federal income tax purposes was $3,192,026,519. Gross unrealized appreciation was $227,507,930; gross unrealized depreciation was $108,591,446; and net unrealized appreciation was $118,916,484. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustments.

(q)	Futures contracts outstanding at July 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	Financial Futures Euro-90 day	278	$68,881	6/15/15	$(7,495)
	Financial Futures Euro-90 day	227	55,981	12/14/15	(10,630)

					$(18,125)

(r)	Transactions in options written for the nine months ended July 31, 2013:

	Notional Amount (000s)	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	$667,600	€—	£—	$10,135,275
Options written	4,353,800	1,037,600	36,200	24,788,416
Options expired	(884,800)	—	—	(10,312,210)
Options exercised	(414,700)	—	—	(4,642,015)

Options outstanding, July 31, 2013	$3,721,900	1,037,600	£36,200	$19,969,466

(s)	Credit default swap agreements outstanding at July 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
DTE Energy	$5,000	0.37%	6/20/16	(0.97)%	$(92,691)	$—	$(92,691)
Deutsche Bank:
Morgan Stanley	13,300	1.00%	12/20/16	(1.00)%	(14,977)	1,594,469	(1,609,446)

					$(107,668)	$1,594,469	$(1,702,137)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
China Government International Bond	$2,000	0.69%	9/20/16	1.00%	$21,650	$10,371	$11,279
Barclays Bank:
Ally Financial, Inc.	20,500	2.50%	3/20/20	5.00%	3,016,492	3,478,114	(461,622)
China Government International Bond	28,800	0.49%	9/20/15	1.00%	346,752	271,505	75,247
China Government International Bond	6,000	0.69%	9/20/16	1.00%	64,952	31,114	33,838
Dow Jones CDX.EM-15 5-Year Index	5,700	2.99%	6/20/16	5.00%	347,626	769,500	(421,874)
BNP Paribas:
China Government International Bond	17,500	0.49%	9/20/15	1.00%	210,701	161,043	49,658
General Electric	15,200	0.28%	12/20/13	4.90%	363,136	—	363,136
General Electric	900	0.49%	9/20/15	1.00%	10,781	(45,701)	56,482
Citigroup:
China Government International Bond	6,300	0.49%	9/20/15	1.00%	75,852	58,011	17,841
China Government International Bond	4,000	0.69%	9/20/16	1.00%	43,302	20,743	22,559
El Paso Corp.	2,700	0.36%	3/20/14	5.00%	96,137	(133,380)	229,517
United Kingdom Gilt	16,200	0.15%	6/20/15	1.00%	281,649	132,275	149,374
United Kingdom Gilt	33,500	0.25%	6/20/16	1.00%	768,080	415,748	352,332
Credit Suisse First Boston:
China Government International Bond	4,700	0.42%	3/20/15	1.00%	50,089	51,098	(1,009)
China Government International Bond	4,000	0.69%	9/20/16	1.00%	43,302	19,751	23,551
United Kingdom Gilt	13,000	0.16%	9/20/15	1.00%	249,184	133,971	115,213
Deutsche Bank:
Ally Financial, Inc.	10,000	2.50%	3/20/20	5.00%	1,471,460	1,809,445	(337,985)
Berkshire Hathaway	11,900	0.15%	9/20/13	1.10%	31,251	—	31,251
France Government International Bond	3,800	0.18%	9/20/15	0.25%	7,028	(138,576)	145,604

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
France Government International Bond	$31,100	0.25%	3/20/16	0.25%	$10,185	$(1,104,012)	$1,114,197
General Electric	7,700	0.28%	12/20/13	3.80%	140,734	—	140,734
Procter & Gamble	3,000	0.05%	3/20/14	1.27%	27,962	—	27,962
Goldman Sachs:
BP Capital Markets	3,400	0.29%	6/20/15	5.00%	323,598	89,913	233,685
Brazilian Government International Bond	1,200	1.76%	3/20/18	1.00%	(38,647)	(14,522)	(24,125)
California State Municipal Bond	3,300	1.08%	12/20/18	1.63%	94,668	—	94,668
California State Municipal Bond	25,000	1.08%	12/20/18	1.65%	742,080	—	742,080
El Paso Corp.	350	0.50%	9/20/14	5.00%	20,117	(27,125)	47,242
France Government International Bond	25,900	0.25%	3/20/16	0.25%	8,482	(866,475)	874,957
HSBC Bank:
China Government International Bond	6,200	0.49%	9/20/15	1.00%	74,648	57,090	17,558
China Government International Bond	3,000	0.49%	9/20/15	1.00%	36,120	(41,619)	77,739
JPMorgan Chase:
American Express	2,800	0.10%	3/20/14	2.75%	56,609	—	56,609
BP Capital Markets	600	0.29%	6/20/15	5.00%	57,105	6,025	51,080
Brazilian Government International Bond	12,000	1.71%	12/20/17	1.00%	(340,447)	—	(340,447)
China Government International Bond	22,000	0.42%	3/20/15	1.00%	234,463	254,939	(20,476)
France Government International Bond	4,900	0.18%	9/20/15	0.25%	9,062	(171,695)	180,757
Morgan Stanley:
China Government International Bond	17,200	0.49%	9/20/15	1.00%	207,089	137,396	69,693
France Government International Bond	22,300	0.30%	9/20/16	0.25%	(26,625)	(1,052,990)	1,026,365
Royal Bank of Scotland:
China Government International Bond	41,500	0.49%	9/20/15	1.00%	499,662	379,144	120,518

					$9,636,289	$4,691,101	$4,945,188

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(t)	Interest rate swap agreements outstanding at July 31, 2013:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received
Bank of America	BRL 201,900	1/2/17	BRL-CDI-Compounded	8.42%	$(3,960,446)	$249,148	$(4,209,594)
Bank of America	MXN 258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	58,544	46,749	11,795
Barclays Bank	750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	170,187	143,088	27,099
Barclays Bank	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	683,825	3,208	680,617
Deutsche Bank	BRL 100	1/2/15	BRL-CDI-Compounded	7.62%	(905)	(246)	(659)
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	9,059,736	(2,459,889)	11,519,625
Goldman Sachs	BRL 295,000	1/2/17	BRL-CDI-Compounded	8.72%	(4,963,550)	(510,423)	(4,453,127)
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	2,499,602	666,135	1,833,467
HSBC Bank	BRL 195,300	1/2/17	BRL-CDI-Compounded	8.32%	(4,076,622)	132,805	(4,209,427)
JPMorgan Chase	283,000	1/2/17	BRL-CDI-Compounded	8.82%	(4,466,355)	—	(4,466,355)
Morgan Stanley	MXN 1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	1,666,402	373,129	1,293,273

					$(3,329,582)	$(1,356,296)	$(1,973,286)

Centrally cleared swap agreements:

			Rate Type			Unrealized Appreciation (Depreciation)
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value
Citigroup (CME)	€58,000	3/16/21	6-Month EUR-EURIBOR	3.00%	$8,232,368	$3,723,353
Credit Suisse First Boston (CME)	4,000	9/16/19	6-Month EUR-EURIBOR	4.00%	983,746	381,148
Goldman Sachs (CME)	$369,000	12/18/43	3.25%	3-Month USD-LIBOR	31,598,319	(401,861)
Morgan Stanley (CME)	57,600	6/19/43	2.75%	3-Month USD-LIBOR	9,656,573	5,672,542
Morgan Stanley (CME)	89,400	12/18/43	3.25%	3-Month USD-LIBOR	7,655,528	(336,832)

					$58,126,534	$9,038,350

(u)	Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
1,788,000 Australian Dollar settling 8/1/13	Citigroup	$1,708,166	$1,607,143	$(101,023)
310,033,000 Australian Dollar settling 8/1/13	HSBC Bank	286,251,919	278,673,082	(7,578,837)
2,218,268 Brazilian Real settling 8/2/13	Bank of America	968,549	972,349	3,800
33,529,352 Brazilian Real settling 8/2/13	Barclays Bank	14,660,293	14,697,154	36,861
8,878,070 Brazilian Real settling 8/2/13	BNP Paribas	3,876,378	3,891,586	15,208
17,510,400 Brazilian Real settling 8/2/13	Citigroup	7,690,119	7,675,455	(14,664)
304,588,212 Brazilian Real settling 8/2/13	Credit Suisse First Boston	133,784,582	133,512,268	(272,314)
15,584,010 Brazilian Real settling 8/2/13	Deutsche Bank	6,804,354	6,831,048	26,694
3,161,391 Brazilian Real settling 8/2/13	Goldman Sachs	1,380,339	1,385,754	5,415
1,053,035 Brazilian Real settling 8/2/13	HSBC Bank	459,780	461,584	1,804
14,117,060 Brazilian Real settling 8/2/13	JPMorgan Chase	6,163,848	6,188,029	24,181
2,984,497 Brazilian Real settling 8/2/13	Morgan Stanley	1,343,762	1,308,215	(35,547)
233,374,616 Brazilian Real settling 8/2/13	UBS	102,003,019	102,296,717	293,698
671,000 British Pound settling 9/12/13	Citigroup	1,013,588	1,020,470	6,882
511,455,000 Chilean Peso settling 9/12/13	UBS	1,026,812	989,337	(37,475)
89,000,000 Chinese Yuan Renminbi settling 8/5/13	Deutsche Bank	14,208,174	14,518,024	309,850
64,000,000 Chinese Yuan Renminbi settling 8/5/13	Royal Bank of Scotland	10,174,881	10,439,927	265,046
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	18,488,915	(303,521)
69,000,000 Chinese Yuan Renminbi settling 8/5/13	UBS	10,993,388	11,255,547	262,159
151,041,000 Euro settling 8/2/13	Goldman Sachs	199,162,662	200,937,364	1,774,702
883,000 Euro settling 8/2/13	Morgan Stanley	1,156,065	1,174,699	18,634
829,000 Euro settling 8/2/13	Royal Bank of Scotland	1,078,734	1,102,860	24,126
1,584,921,000 Japanese Yen settling 10/17/13	Bank of America	16,029,704	16,193,982	164,278

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased: (continued):
14,490,000 Mexican Peso settling 9/18/13	BNP Paribas	$1,131,121	$1,129,391	$(1,730)
1,015,876,411 Mexican Peso settling 9/18/13	HSBC Bank	81,338,438	79,180,225	(2,158,213)
628,614,000 Norwegian Krone settling 8/15/13	UBS	108,977,341	106,623,838	(2,353,503)
1,602,923 Polish Zloty settling 11/13/13	Barclays Bank	499,298	498,406	(892)
252,958,120 Polish Zloty settling 8/13/13	JPMorgan Chase	78,653,686	79,089,637	435,951
Sold:
311,821,000 Australian Dollar settling 8/1/13	Barclays Bank	292,796,801	280,280,225	12,516,576
310,033,000 Australian Dollar settling 9/3/13	HSBC Bank	285,602,400	278,065,417	7,536,983
2,218,268 Brazilian Real settling 8/2/13	Bank of America	1,002,908	972,349	30,559
33,529,353 Brazilian Real settling 8/2/13	Barclays Bank	15,436,000	14,697,154	738,846
2,664,267 Brazilian Real settling 9/4/13	Barclays Bank	1,176,459	1,159,619	16,840
8,878,070 Brazilian Real settling 8/2/13	BNP Paribas	3,957,000	3,891,586	65,414
17,510,400 Brazilian Real settling 8/2/13	Citigroup	7,684,911	7,675,455	9,456
304,588,212 Brazilian Real settling 8/2/13	Credit Suisse First Boston	133,536,121	133,512,268	23,853
17,624,193 Brazilian Real settling 9/4/13	Credit Suisse First Boston	7,817,340	7,670,910	146,430
286,964,019 Brazilian Real settling 11/4/13	Credit Suisse First Boston	123,595,494	123,311,354	284,140
15,584,011 Brazilian Real settling 8/2/13	Deutsche Bank	7,017,000	6,831,048	185,952
3,161,391 Brazilian Real settling 8/2/13	Goldman Sachs	1,406,000	1,385,754	20,246
1,053,035 Brazilian Real settling 8/2/13	HSBC Bank	470,000	461,584	8,416
14,117,060 Brazilian Real settling 8/2/13	JPMorgan Chase	6,203,053	6,188,029	15,024
2,984,497 Brazilian Real settling 8/2/13	Morgan Stanley	1,334,063	1,308,215	25,848
2,984,497 Brazilian Real settling 9/4/13	Morgan Stanley	1,335,196	1,298,999	36,197
233,374,616 Brazilian Real settling 8/2/13	UBS	114,762,683	102,296,717	12,465,966
17,680,093 Brazilian Real settling 9/4/13	UBS	7,776,196	7,695,240	80,956
25,971,000 British Pound settling 9/12/13	BNP Paribas	40,348,623	39,497,207	851,416
333,000 Canadian Dollar settling 9/23/13	Barclays Bank	326,433	323,801	2,632
222,000,000 Chinese Yuan Renminbi settling 8/5/13	Citigroup	35,249,286	36,213,498	(964,212)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Deutsche Bank	18,130,223	18,488,915	(358,692)
633,000 Euro settling 9/3/13	Barclays Bank	840,155	842,200	(2,045)
151,932,000 Euro settling 8/2/13	Citigroup	198,674,791	202,122,706	(3,447,915)
151,041,000 Euro settling 9/3/13	Goldman Sachs	199,185,470	200,958,510	(1,773,040)
821,000 Euro settling 8/2/13	HSBC Bank	1,074,196	1,092,217	(18,021)
262,002,485 Mexican Peso settling 9/18/13	Bank of America	20,286,000	20,421,200	(135,200)
39,398,906 Mexican Peso settling 9/18/13	Barclays Bank	3,077,000	3,070,860	6,140
50,043,043 Mexican Peso settling 9/18/13	BNP Paribas	3,918,000	3,900,494	17,506
6,621,091 Mexican Peso settling 9/18/13	Citigroup	514,000	516,066	(2,066)
4,561,200 Mexican Peso settling 9/18/13	Deutsche Bank	360,000	355,513	4,487
23,614,292 Mexican Peso settling 9/18/13	Goldman Sachs	1,865,000	1,840,563	24,437
76,978,480 Mexican Peso settling 9/18/13	HSBC Bank	6,006,000	5,999,916	6,084
356,670,365 Mexican Peso settling 9/18/13	JPMorgan Chase	27,745,000	27,799,877	(54,877)
139,531,691 Mexican Peso settling 9/18/13	Morgan Stanley	10,810,000	10,875,487	(65,487)
304,835,000 Norwegian Krone settling 8/15/13	Deutsche Bank	50,000,000	51,705,304	(1,705,304)
322,735,969 Norwegian Krone settling 8/15/13	HSBC Bank	52,935,404	54,741,619	(1,806,215)
86,942,763 Polish Zloty settling 8/13/13	Barclays Bank	26,962,066	27,183,438	(221,372)
2,846,937 Polish Zloty settling 8/13/13	Citigroup	854,000	890,121	(36,121)
90,661,805 Polish Zloty settling 8/13/13	Deutsche Bank	28,080,000	28,346,231	(266,231)
21,885,297 Polish Zloty settling 8/13/13	Goldman Sachs	6,810,000	6,842,635	(32,635)
13,056,131 Polish Zloty settling 8/13/13	HSBC Bank	4,090,000	4,082,117	7,883
37,565,188 Polish Zloty settling 8/13/13	Morgan Stanley	11,550,000	11,745,095	(195,095)

				$14,855,329

(v)	At July 31, 2013, the Portfolio held $35,955,000 in cash as collateral and pledged cash collateral of $13,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(w)	The weighted average daily balance of reverse repurchase agreements during the nine months ended July 31, 2013 was $16,798,376, at a weighted average interest rate of (0.76)%. There were no open reverse repurchase agreements at July 31, 2013.

(x)	The weighted average borrowing for sale-buybacks during the nine months ended July 31, 2013 was $13,408,834 at a weighted average interest rate of 0.18%. There were no open sale-buybacks at July 31, 2013.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CDX—Credit Derivatives Index

CDX.EM—Credit Derivatives Index Emerging Markets

CDX.IG—Credit Derivatives Index Investment Grade

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

FRN—Floating Rate Note

GBP/£—British Pound

GO—General Obligation Bond

GTD—Guaranteed

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by MBIA Insurance Corp.

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

PSF—Public School Fund

TBA—To Be Announced

TIIE—Inter-Bank Equilibrium Interest Rate

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES —56.2%
	Fannie Mae,
$6,100	0.39%, 10/27/37, CMO (j)	$6,109,961
28	0.64%, 8/25/21, CMO (j)	28,575
1,377	1.81%, 1/1/34, MBS (j)	1,430,770
601	1.875%, 1/1/20, MBS (j)	623,731
345	1.936%, 1/1/22, MBS (j)	354,025
243	2.044%, 5/1/28, MBS (j)	255,977
15	2.10%, 11/1/32, MBS (j)	14,985
126	2.165%, 5/1/34, MBS (j)	133,223
30	2.168%, 10/1/32, MBS (j)	30,360
188	2.251%, 5/1/33, MBS (j)	199,366
96	2.274%, 1/1/33, MBS (j)	101,036
327	2.297%, 9/1/35, MBS (j)	342,172
332	2.313%, 9/1/32, MBS (j)	351,766
75	2.345%, 9/1/27, MBS (j)	78,368
290	2.391%, 2/1/33, MBS (j)	292,783
390	2.423%, 1/1/33, MBS (j)	412,774
113	2.472%, 12/1/34, MBS (j)	119,592
16	2.50%, 5/1/17, MBS (j)	16,903
219	2.54%, 12/1/32, MBS (j)	217,728
24	2.564%, 6/1/20, MBS (j)	24,659
1,341	2.615%, 11/1/35, MBS (j)	1,419,587
508	2.715%, 4/1/35, MBS (j)	540,221
34	2.759%, 5/1/18, MBS (j)	35,306
24	2.769%, 1/1/18, MBS (j)	24,666
18	2.779%, 9/1/32, MBS (j)	17,955
147	2.925%, 10/1/34, MBS (j)	153,860
23	3.191%, 3/25/41, CMO (j)	23,553
21	3.563%, 5/25/42, CMO (j)	22,501
419,000	4.00%, MBS, TBA, 30 Year (d)	435,382,010
625	4.00%, 11/25/19, CMO	659,180
310,056	4.00%, 9/1/23—1/1/43, MBS	322,530,967
410,000	4.50%, MBS, TBA, 30 Year (d)	434,401,582
290,803	4.50%, 11/1/23—11/1/42, MBS	308,680,740
8,354	4.50%, 11/25/26—10/25/34, CMO	9,069,859
11,600	4.875%, 12/15/16	13,137,244
40,000	5.00%, MBS, TBA, 30 Year (d)	43,135,948
352	5.00%, 9/25/14, CMO	357,158
44,238	5.00%, 9/1/17—4/1/42, MBS	47,726,936
428	5.50%, 2/25/24, CMO	472,131
274	6.00%, 8/1/22—12/1/23, MBS	302,654
18	6.50%, 1/1/25—12/1/28, MBS	19,224
78	6.50%, 7/18/27, CMO	87,663
138	7.00%, 11/1/38, MBS	160,940
52	7.01%, 8/1/22, MBS	58,768
3	7.925%, 2/1/25, MBS (j)	3,448
63	11.00%, 7/15/20, MBS	66,670
	Freddie Mac,
88	0.641%, 8/15/29—12/15/31, CMO (j)	88,567
10	0.691%, 9/15/30, CMO (j)	10,453
14	0.741%, 3/15/32, CMO (j)	13,945
250	0.841%, 3/15/20—2/15/24, CMO (j)	252,417
5	0.891%, 10/15/19, CMO (j)	4,782
8	1.141%, 12/15/13, CMO (j)	7,705
51	1.341%, 9/15/22, CMO (j)	50,685
15	1.541%, 8/15/23, CMO (j)	14,916
129	1.981%, 8/1/32, MBS (j)	131,153
3,931	2.041%, 6/1/35, MBS (j)	4,160,718
24	2.25%, 8/1/29, MBS (j)	25,384
102	2.328%, 2/1/33, MBS (j)	107,766
111	2.334%, 4/1/32, MBS (j)	111,551
167	2.344%, 2/1/29, MBS (j)	177,436
385	2.354%, 5/1/34, MBS (j)	408,343
265	2.372%, 3/1/32, MBS (j)	269,051
97	2.375%, 1/1/32, MBS (j)	98,837
15	2.464%, 7/1/29, MBS (j)	16,058
10	2.473%, 1/1/33, MBS (j)	10,043
137	2.492%, 10/1/32, MBS (j)	144,838
1,186	2.715%, 10/1/35, MBS (j)	1,266,287
93	2.75%, 10/1/32, MBS (j)	93,091
12	2.797%, 7/1/32, MBS (j)	13,047
14	2.91%, 8/1/32, MBS (j)	14,856
7,300	3.75%, 3/27/19	8,033,022

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Fannie Mae, (continued)
$19	4.50%, 5/15/18, CMO	$20,564
7,629	5.50%, 3/15/34—5/15/36, CMO	8,529,329
764	6.00%, 8/15/16—12/15/28, CMO	843,745
334	6.50%, 8/15/16—7/15/31, CMO	377,903
22	7.00%, 4/1/29—6/1/30, MBS	27,111
93	7.50%, 8/15/30, CMO	108,630
	Ginnie Mae,
22	0.542%, 6/20/32, CMO (j)	22,128
1,043	1.625%, 3/20/17—3/20/32, MBS (j)	1,084,745
1,187	1.75%, 8/20/17—6/20/32, MBS (j)	1,231,973
174	2.00%, 5/20/18—9/20/27, MBS (j)	178,889
37	2.25%, 6/20/22, MBS (j)	38,901
28	2.50%, 1/20/18—9/20/21, MBS (j)	29,104
79	3.00%, 4/20/19—8/20/25, MBS (j)	82,909
3	4.50%, 8/20/18, MBS (j)	3,511
2	6.50%, 5/15/23—12/15/23, MBS	2,072
12,949	SLM Student Loan Trust, 1.766%, 4/25/23, ABS (j)	13,334,064
18,505	Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	20,315,375
918	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	1,051,086

	Total U.S. Government Agency Securities (cost—$1,684,894,078)	1,692,436,515

CORPORATE BONDS & NOTES—19.7%
Banking—9.8%
563	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(c)	583,475
600	American Express Bank FSB, 6.00%, 9/13/17	693,451
	Bank of America Corp.,
8,295	0.605%, 8/15/16 (j)	7,979,632
300	5.00%, 5/13/21	323,241
30,000	5.625%, 7/1/20	33,709,560
20,000	5.70%, 1/24/22	22,518,440
21,700	5.75%, 12/1/17	24,498,823
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(c)	15,999,433
	Citigroup, Inc.,
13,100	1.975%, 5/15/18 (j)	13,570,932
1,550	4.587%, 12/15/15	1,661,394
17,900	6.125%, 5/15/18	20,624,308
25,000	6.375%, 8/12/14	26,362,675
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(c)	1,954,017
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(c),
1,600	3.20%, 3/11/15	1,660,475
36,900	4.75%, 1/15/20	39,906,206
4,200	Dexia Credit Local S.A., 2.75%, 1/10/14 (a)(c)	4,239,917
1,900	HSBC Holdings PLC, 7.625%, 5/17/32	2,327,424
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(c)	6,979,142
	JPMorgan Chase & Co.,
35,000	0.893%, 2/26/16 (j)	35,040,320
500	3.15%, 7/5/16	524,802
6,400	Morgan Stanley, 6.00%, 4/28/15	6,885,670
16,323	UBS AG, 4.875%, 8/4/20	18,082,179
7,600	Wachovia Corp., 0.543%, 6/15/17 (j)	7,512,152

		293,637,668

Biotechnology—0.0%
700	Amgen, Inc., 6.40%, 2/1/39	808,278

Commercial Services—0.2%
4,700	Stanford University, 4.75%, 5/1/19	5,381,838

Diversified Financial Services—4.1%
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	35,472,591
19,000	7.25%, 2/1/18	22,803,819
19,600	HSBC Finance Corp., 6.676%, 1/15/21	22,209,838
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(c)	8,345,476
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	210,531
400	5.45%, 7/15/14	416,992
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(c)(i) (acquisition cost—$10,780,800; purchased 10/6/10)	11,050,000
	SLM Corp.,
18,900	5.00%, 10/1/13	19,018,125
4,500	5.375%, 5/15/14	4,606,875

		124,134,247

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Electric Utilities—0.1%
$2,600	Electricite de France S.A., 6.50%, 1/26/19 (a)(c)	$3,103,131

Food & Beverage—0.0%
443	Mondelez International, Inc., 6.125%, 2/1/18	516,387

Healthcare-Services—0.5%
13,500	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(c)	16,085,250

Insurance—1.6%
	American International Group, Inc.,
£455	6.765%, 11/15/17	815,977
$21,700	8.25%, 8/15/18	27,220,220
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(c)	1,707,777
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(c)	17,794,935

		47,538,909

Investment Companies—0.4%
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	10,899,260

Oil & Gas—0.5%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	5,186,050
2,000	8.125%, 7/31/14	2,123,000
185	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(c)	186,850
2,250	Petroleos Mexicanos, 6.50%, 6/2/41	2,378,250
1,100	Rosneft Finance S.A., 6.25%, 2/2/15	1,161,820
4,600	Valero Energy Corp., 6.625%, 6/15/37	5,165,082

		16,201,052

Pharmaceuticals—0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,241,832
8,700	Pfizer, Inc., 6.20%, 3/15/19	10,554,666

		19,796,498

Real Estate—0.1%
2,000	Qatari Diar Finance Co., 5.00%, 7/21/20	2,195,000

Retail—0.1%
2,349	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	2,652,949

Telecommunications—1.2%
32,100	AT&T, Inc., 5.50%, 2/1/18	36,920,618

Tobacco—0.5%
	Altria Group, Inc.,
1,790	9.25%, 8/6/19	2,388,007
507	9.70%, 11/10/18	679,830
9,700	Reynolds American, Inc., 7.25%, 6/15/37	11,492,957

		14,560,794

Total Corporate Bonds & Notes (cost—$550,686,486)		594,431,879

MUNICIPAL BONDS—17.8%
California—6.9%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	12,663,750
	Bay Area Toll Auth. Rev.,
15,060	5.25%, 4/1/48, Ser. S-4 (d)	15,356,080
11,000	6.907%, 10/1/50, Ser. S-3	13,642,530
1,300	6.918%, 4/1/40, Ser. S-1	1,564,576
14,000	7.043%, 4/1/50, Ser. S-1	17,399,760
11,200	Irvine Ranch Water Dist. Rev., Special Assessment, 6.622%, 5/1/40, Ser. B	13,528,144
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	1,997,852
600	5.735%, 6/1/39	663,216
2,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	3,136,875
	Los Angeles Department of Water & Power Rev.,
6,400	6.166%, 7/1/40	7,038,528
23,700	6.603%, 7/1/50	30,010,362
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J-05	7,406,165
2,000	Napa Valley Unified School Dist., GO, 6.507%, 8/1/43, Ser. B	2,163,940
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	5,787,350
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,388,195
4,200	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	4,714,206
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	7,742,150
	Riverside Community College Dist., GO, Ser. D-1,
1,550	6.971%, 8/1/35	1,708,178
3,250	7.021%, 8/1/40	3,605,127
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,053,710
6,400	San Francisco Public Utilities Commission Water Rev., 5.50%, 11/1/25, Ser. B	7,169,600

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
California (continued)
	State, GO,
$1,200	7.35%, 11/1/39	$1,560,108
600	7.50%, 4/1/34	782,514
4,700	7.55%, 4/1/39	6,303,875
10,000	7.625%, 3/1/40	13,470,100
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	3,823,085
2,750	6.296%, 5/15/50	3,022,580
5,100	6.398%, 5/15/31, Ser. H	5,757,186
7,850	6.548%, 5/15/48, Ser. H	9,312,141

		206,771,883

Colorado—0.2%
6,800	Denver Urban Renewal Auth., Tax Allocation, 5.00%, 12/1/24, Ser. A-1	7,379,564

Illinois—0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,534,862

Louisiana—0.2%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	4,778,840

Massachusetts—0.5%
13,100	School Building Auth. Rev., 5.00%, 8/15/30, Ser. B	14,053,549
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	849,698

		14,903,247

Michigan—0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,401,100

New Jersey—0.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,442,641

New York—5.4%
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/27, Ser. D	2,129,360
3,500	5.871%, 11/15/39	3,812,305
12,000	6.814%, 11/15/40	14,368,440
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	9,317,520
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	7,895,216
16,700	4.525%, 11/1/22	18,109,146
5,000	5.267%, 5/1/27, Ser. G-3	5,538,650
12,400	5.572%, 11/1/38	13,901,516
7,500	5.767%, 8/1/36	8,485,575
14,700	5.932%, 11/1/36	15,911,574
	New York City Water & Sewer System Rev.,
3,000	6.124%, 6/15/42	3,293,940
5,450	Second Generation Resolutions, 5.882%, 6/15/44	6,389,199
5,800	Second Generation Resolutions, 6.282%, 6/15/42	6,395,312
	Port Auth. of New York & New Jersey Rev.,
11,600	5.647%, 11/1/40, Ser. 160	12,766,960
2,500	5.859%, 12/1/24, Ser. 158	2,836,700
	State Dormitory Auth. Rev.,
7,500	5.00%, 2/15/37, Ser. D	7,806,150
2,600	5.00%, 2/15/40, Ser. D	2,689,336
4,000	5.051%, 9/15/27	4,306,360
400	5.50%, 3/15/30	450,176
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	9,686,248
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	5,499,676

		161,589,359

Ohio—0.6%
600	Higher Educational Fac. Commission Rev., Cleveland Clinic Health, 5.00%, 1/1/38	604,068
	State, GO, Ser. Q,
6,015	5.00%, 5/1/26	6,717,732
2,600	5.00%, 5/1/27	2,864,550
6,550	5.00%, 5/1/28	7,144,740

		17,331,090

Pennsylvania—0.3%
600	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39	683,280
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	9,397,175

		10,080,455

Tennessee—0.0%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Water & Sewer Rev., 6.568%, 7/1/37, Ser. B	122,411

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Texas—3.3%
	City Public Service Board of San Antonio Rev.,
$7,000	5.808%, 2/1/41	$7,933,240
4,600	6.308%, 2/1/37	5,223,990
19,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	19,125,970
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	8,823,084
3,900	4.681%, 4/1/40	3,996,408
48,600	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	54,285,714

		99,388,406

Washington—0.3%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	7,654,692

	Total Municipal Bonds (cost—$493,683,626)	535,378,550

U.S. TREASURY OBLIGATIONS—13.8%
	U.S. Treasury Notes,
1,080	0.25%, 3/31/14 (h)	1,081,076
112,600	1.00%, 5/31/18	110,862,582
168,500	1.375%, 6/30/18	168,611,884
129,800	1.375%, 2/28/19	128,441,124
5,300	2.00%, 2/15/22	5,153,423

	Total U.S. Treasury Obligations (cost—$416,598,844)	414,150,089

MORTGAGE-BACKED SECURITIES—11.4%
	Adjustable Rate Mortgage Trust, CMO (j),
446	2.776%, 11/25/35	351,974
954	4.958%, 11/25/35	852,653
257	5.024%, 1/25/36	236,513
3,267	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO (a)(c)(j)	3,293,774
	American Home Mortgage Assets Trust, CMO (j),
1,348	0.38%, 9/25/46	893,892
1,102	0.40%, 10/25/46	700,206
1,477	Banc of America Funding Trust, 2.687%, 2/20/36, CMO (j)	1,460,372
1,389	Banc of America Mortgage Trust, 5.50%, 9/25/35, CMO	1,355,909
4,700	BCRR Trust, 5.799%, 8/17/45, CMO (a)(c)(j)	5,281,797
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
345	2.412%, 2/25/36	226,477
2,328	2.47%, 10/25/35	2,210,179
2,638	2.763%, 12/25/46	2,044,758
3,697	2.793%, 3/25/35	3,669,893
743	2.875%, 5/25/47	597,573
52	2.938%, 1/25/35	49,670
207	3.016%, 2/25/34	205,571
189	3.046%, 1/25/34	186,771
	Bear Stearns ALT-A Trust, CMO (j),
825	2.564%, 2/25/36	495,469
459	2.582%, 8/25/36	190,909
166	2.707%, 5/25/35	152,824
4,956	2.727%, 6/25/34	1,730,827
16	Bear Stearns Mortgage Securities, Inc., 6.399%, 3/25/31, CMO (j)	17,014
2,026	Bear Stearns Structured Products, Inc. Trust, 2.624%, 1/26/36, CMO (j)	1,534,562
1,633	Chase Mortgage Finance Trust, 5.727%, 9/25/36, CMO (j)	1,499,725
	Citigroup Commercial Mortgage Trust, CMO (a)(c)(j),
9,862	5.322%, 12/17/49	10,980,306
15,178	5.858%, 7/17/40	16,577,047
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
653	2.57%, 10/25/35	630,154
248	2.73%, 12/25/35	162,207
123	2.933%, 8/25/35	122,942
1,570	2.987%, 9/25/37	1,253,946
15,349	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(c)	15,958,136
612	Community Program Loan Trust, 4.50%, 4/1/29, CMO	619,582
	Countrywide Alternative Loan Trust, CMO,
598	0.36%, 1/25/37 (j)	449,547
2,960	0.37%, 5/25/47 (j)	2,239,724
2,924	0.372%, 2/20/47 (j)	1,895,664
116	0.402%, 7/20/46 (j)	64,288
4,526	0.41%, 5/25/35 (j)	3,542,857
2,275	0.45%, 12/25/35 (j)	1,918,913
150	0.46%, 5/25/36 (j)	25,046
1,034	1.162%, 2/25/36 (j)	814,195
269	5.361%, 11/25/35 (j)	198,791
244	6.25%, 11/25/36	205,815
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
194	0.42%, 5/25/35 (j)	155,750

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES (continued)
$223	0.49%, 4/25/46 (j)	$36,912
980	0.50%, 3/25/35 (j)	806,943
1,444	0.51%, 3/25/35 (j)	1,143,547
943	0.53%, 3/25/36 (j)	414,900
784	0.58%, 2/25/35 (j)	448,703
44	0.73%, 2/25/35 (j)	40,421
352	2.681%, 4/25/35 (j)	62,070
414	2.71%, 5/20/36 (j)	300,221
133	2.783%, 2/20/36 (j)	114,925
296	5.033%, 10/20/35 (j)	241,504
1,159	5.50%, 7/25/37	985,812
12	Credit Suisse First Boston Mortgage Securities Corp., 0.827%, 3/25/32, CMO (a)(c)(j)	10,933
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO (j),
1,900	2.60%, 4/26/38 (a)(b)(c)(i) (acquisition cost—$1,839,438; purchased 5/7/13)	1,845,098
27,960	5.762%, 9/15/39	31,329,152
201	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.512%, 7/19/45, CMO (j)	27,746
1,279	First Horizon Mortgage Pass-Through Trust, 6.25%, 11/25/36, CMO	1,303,134
354	GMAC Mortgage Loan Trust, 3.811%, 11/19/35, CMO (j)	307,088
4,551	Granite Master Issuer PLC, 0.372%, 12/20/54, CMO (j)	4,448,496
	Greenpoint Mortgage Funding Trust, CMO (j),
—(f)	0.27%, 10/25/46	4
419	0.39%, 12/25/46	169,561
	GSR Mortgage Loan Trust, CMO (j),
1,163	2.664%, 9/25/35	1,149,378
242	2.779%, 9/25/34	220,960
157	2.817%, 4/25/35	144,460
	Harborview Mortgage Loan Trust, CMO (j),
91	0.382%, 1/19/38	71,838
255	0.442%, 1/19/36	161,371
274	0.442%, 1/19/38	79,538
121	0.442%, 9/19/46	18,021
€15,100	Holmes Master Issuer PLC, 1.618%, 10/15/54, CMO (a)(c)(j)	20,207,874
$283	HomeBanc Mortgage Trust, 0.37%, 12/25/36, CMO (j)	235,623
2,526	Impac Secured Assets Trust, 0.34%, 11/25/36, CMO (j)	1,546,327
410	IndyMac INDB Mortgage Loan Trust, 0.49%, 11/25/35, CMO (j)	233,206
	IndyMac Index Mortgage Loan Trust, CMO (j),
140	0.38%, 9/25/46	109,102
683	0.47%, 3/25/35	572,444
234	2.779%, 6/25/35	198,305
1,742	4.694%, 9/25/35	336,873
3,735	4.721%, 6/25/36	3,575,200
2,477	4.775%, 8/25/35	1,996,170
2,186	4.899%, 10/25/35	1,841,224
8,729	JPMorgan Alternative Loan Trust, 0.686%, 6/27/37, CMO (a)(c)(j)	7,356,846
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
1,803	0.566%, 7/15/19 (a)(c)(j)	1,756,023
25,668	2.749%, 11/15/43 (a)(c)	26,498,746
20,000	3.341%, 7/15/46 (a)(c)	21,036,800
22,900	4.106%, 7/15/46 (a)(c)	24,662,968
600	5.336%, 5/15/47	666,329
	JPMorgan Mortgage Trust, CMO (j),
1,001	2.877%, 9/25/34	1,016,534
1,532	2.988%, 7/25/35	1,554,860
148	4.208%, 4/25/35	146,459
260	5.153%, 11/25/35	245,678
519	5.24%, 6/25/37	450,516
	Luminent Mortgage Trust, CMO (j),
1,556	0.36%, 12/25/36	1,122,515
509	0.39%, 10/25/46	414,330
258	MASTR Adjustable Rate Mortgages Trust, 0.43%, 5/25/37, CMO (j)	172,233
	MASTR Reperforming Loan Trust, CMO (a)(c),
2,074	7.00%, 5/25/35	1,979,158
1,861	8.00%, 7/25/35	1,930,450
131	Mellon Residential Funding Corp., 2.606%, 10/20/29, CMO (j)	130,097
898	Merrill Lynch Alternative Note Asset Trust, 0.49%, 3/25/37, CMO (j)	372,122
	Merrill Lynch Mortgage Investors Trust, CMO (j),
229	1.414%, 7/25/29	225,149
878	1.664%, 10/25/35	842,004
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.897%, 8/12/49, CMO (j)	2,272,829
	Morgan Stanley Capital I Trust, CMO,
38,250	5.332%, 12/15/43	42,334,545
1,100	5.692%, 4/15/49 (j)	1,232,358
244	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.75%, 3/25/33, CMO (j)	225,255
3,573	NCUA Guaranteed Notes Trust, 0.645%, 10/7/20, CMO (j)	3,572,959
952	Nomura Asset Acceptance Corp., 7.50%, 3/25/34, CMO (a)(c)	1,028,246
1,538	Nomura Asset Acceptance Corp. Alternative Loan Trust, 5.239%, 2/25/36, CMO (j)	1,247,213
49	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, 0.45%, 7/25/35, CMO (j)	49,253
	Residential Accredit Loans, Inc., CMO (j),
789	0.36%, 12/25/36	564,845
873	0.44%, 8/25/37	597,434
357	0.49%, 8/25/35	271,562

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)			Value*
MORTGAGE-BACKED SECURITIES (continued)
	$278	0.59%, 10/25/45	$191,784
	841	3.259%, 2/25/35	661,878
	239	3.736%, 2/25/36	159,166
		Residential Funding Mortgage Securities I, CMO,
	2,146	3.508%, 3/25/35 (j)	1,764,396
	730	6.00%, 9/25/36	657,288
		Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
	980	0.925%, 6/25/34	839,755
	1,009	1.569%, 5/25/35	668,797
	14	2.571%, 1/25/36	13,441
	136	2.613%, 10/25/34	131,949
	6,836	4.406%, 9/25/36	4,081,316
		Structured Asset Mortgage Investments II Trust, CMO (j),
	345	0.32%, 3/25/37	254,282
	133	0.38%, 6/25/36	101,953
	1,095	0.38%, 7/25/46	804,490
	1,412	0.41%, 5/25/46	718,462
	190	0.45%, 5/25/46	25,641
	950	0.892%, 3/19/34	850,310
	1,128	Structured Asset Mortgage Investments Trust, 0.932%, 12/19/33, CMO (j)	1,044,909
		Structured Asset Securities Corp. Mortgage Pass-Through Certificates, CMO (j),
	3	1.952%, 5/25/32	3,076
	229	2.472%, 2/25/34	217,950
	254	Wachovia Mortgage Loan Trust LLC, 5.382%, 10/20/35, CMO (j)	249,145
		WaMu Mortgage Pass-Through Certificates, CMO (j),
	20	0.46%, 12/25/45	18,594
	632	0.51%, 1/25/45	574,357
	530	0.558%, 11/25/34	482,828
	2,829	0.578%, 10/25/44	2,521,971
	483	0.60%, 11/25/45	378,397
	1,460	0.678%, 11/25/34	1,284,667
	424	0.913%, 6/25/47	95,553
	63	1.362%, 11/25/42	56,484
	1,004	2.451%, 8/25/33	1,008,711
	532	2.47%, 11/25/46	472,470
		Wells Fargo Mortgage-Backed Securities Trust, CMO,
	467	0.69%, 7/25/37 (j)	363,016
	498	2.615%, 8/25/34 (j)	509,619
	1,474	2.625%, 1/25/35 (j)	1,467,717
	2,651	2.64%, 3/25/36 (j)	2,631,329
	8,798	2.666%, 6/25/35 (j)	8,945,147
	609	6.00%, 6/25/37	586,532

		Total Mortgage-Backed Securities (cost—$336,925,917)	344,603,002

SOVEREIGN DEBT OBLIGATIONS—5.2%
Australia—1.5%
AUD	27,000	Australia Government Bond, 4.00%, 8/20/20, Ser. 20-CI (g)	44,735,525

Canada—1.6%
CAD	53,300	Province of Ontario Canada, 2.85%, 6/2/23	49,735,982

China—0.3%
		Export-Import Bank of China,
	$4,050	4.875%, 7/21/15 (a)(c)	4,340,494
	3,350	4.875%, 7/21/15	3,590,550

			7,931,044

Korea (Republic of)—0.8%
	21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	23,905,055

Qatar—1.0%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(b)(c)(i) (acquisition cost—$4,008,712; purchased 4/22/10)	4,065,750
	7,900	5.25%, 1/20/20 (a)(c)	8,828,250
	4,600	6.40%, 1/20/40 (a)(c)	5,313,000
	9,500	6.55%, 4/9/19	11,328,750

			29,535,750

		Total Sovereign Debt Obligations (cost—$161,356,409)	155,843,356

ASSET-BACKED SECURITIES—1.7%
	219	Access Group, Inc., 1.566%, 10/27/25 (j)	218,917
	1,000	ACE Securities Corp. Home Equity Loan Trust, 0.66%, 10/25/35 (j)	737,665
	1,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 0.79%, 8/25/35 (j)	961,930
	46	Amortizing Residential Collateral Trust, 0.73%, 6/25/32 (j)	42,758
	628	Bayview Financial Asset Trust, 0.59%, 12/25/39 (a)(c)(e)(j)	532,892

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
ASSET-BACKED SECURITIES (continued)
$72	Bear Stearns Asset-Backed Securities I Trust, 0.27%, 10/25/36 (j)	$71,287
2,270	Bear Stearns Asset-Backed Securities Trust, 0.78%, 6/25/43 (j)	2,242,205
41	Cendant Mortgage Corp., 5.967%, 7/25/43 (a)(c)(j)	41,300
1,700	Citigroup Mortgage Loan Trust, Inc., 0.60%, 10/25/35 (j)	1,392,580
	Conseco Financial Corp.,
2,834	6.18%, 4/1/30	2,922,901
1,935	6.81%, 12/1/28 (j)	2,064,306
690	6.87%, 4/1/30 (j)	735,785
1,000	7.06%, 2/1/31 (j)	1,040,353
154	7.40%, 6/15/27	158,378
190	7.55%, 1/15/29 (j)	201,552
	Countrywide Asset-Backed Certificates (j),
8,200	0.33%, 7/25/37	5,666,794
3,200	0.41%, 9/25/47	2,367,200
3	0.66%, 11/25/33 (a)(c)	2,508
840	0.67%, 12/25/31	582,437
100	Delta Funding Home Equity Loan Trust, 0.831%, 8/15/30 (j)	81,411
654	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(c)(i) (acquisition cost—$668,282; purchased 12/19/05)	671,156
23	EMC Mortgage Loan Trust, 0.93%, 5/25/40 (a)(c)(j)	21,130
	First Frankin Mortgage Loan Trust (j),
975	0.63%, 4/25/35	970,968
770	0.70%, 9/25/35	753,725
1,000	1.00%, 4/25/35 (a)(c)	896,231
1,473	First NLC Trust, 0.65%, 5/25/35 (j)	1,189,647
6	First Plus Home Loan Owner Trust, 7.32%, 11/10/23 (e)	365
22	Fremont Home Loan Trust, 0.98%, 12/25/29 (j)	16,477
1,424	GSAMP Trust, 0.31%, 12/25/36 (j)	687,172
	Lehman XS Trust (j),
1,817	0.34%, 4/25/37	1,130,744
47	0.42%, 8/25/46	2,817
230	0.43%, 11/25/46	28,296
731	Long Beach Mortgage Loan Trust, 1.615%, 3/25/32 (j)	661,923
1,474	Merrill Lynch Mortgage Investors Trust, 0.43%, 8/25/37 (j)	802,568
1,210	MESA Trust, 0.99%, 12/25/31 (a)(c)(j)	1,100,868
1,133	Mid-State Capital Corp. Trust, 6.005%, 8/15/37	1,280,318
2,000	Morgan Stanley ABS Capital I, Inc. Trust, 0.34%, 11/25/36 (j)	1,050,592
	Morgan Stanley Mortgage Loan Trust (j),
255	0.42%, 2/25/37	138,275
430	0.55%, 4/25/37	213,972
353	5.75%, 11/25/36	179,602
	New Century Home Equity Loan Trust (j),
751	0.47%, 10/25/35	730,573
1,000	0.64%, 6/25/35	882,052
200	RAAC, 0.59%, 6/25/47 (j)	178,017
	Residential Asset Mortgage Products, Inc.,
1,931	5.543%, 7/25/34	1,579,560
2,577	5.634%, 1/25/34	2,710,613
	Residential Asset Securities Corp. (j),
1,000	0.36%, 11/25/36	771,680
1,000	0.47%, 6/25/36	740,845
2,506	0.62%, 3/25/35	2,219,752
97	7.14%, 4/25/32	5,250
273	SACO I, Inc., 0.95%, 11/25/35 (j)	269,512
551	Salomon Mortgage Loan Trust, 1.09%, 11/25/33 (j)	506,678
	South Carolina Student Loan Corp. (j),
856	0.825%, 3/1/18	855,884
3,600	1.025%, 3/2/20	3,598,344
600	1.275%, 9/3/24	603,798
1,170	Structured Asset Investment Loan Trust, 0.38%, 3/25/36 (j)	923,323
1,000	Wells Fargo Home Equity Trust, 0.82%, 8/25/35 (j)	828,945

	Total Asset-Backed Securities (cost—$52,957,898)	51,266,831

SHORT-TERM INVESTMENTS—4.8%
U.S. Treasury Obligations (h)- 2.6%
33,782	U.S. Treasury Bills, 0.015%-0.142%, 8/22/13-6/26/14 (k)	33,774,456
	U.S. Treasury Notes,
42,700	0.75%, 6/15/14	42,929,342
329	1.00%, 1/15/14	330,381

	Total U.S. Treasury Obligations (cost—$77,026,983)	77,034,179

Repurchase Agreements—2.2%
2,100	Banc of America Securities LLC, dated 7/31/13, 0.09%, due 8/1/13, proceeds $2,100,005; collateralized by U.S. Treasury Bills, zero coupon, due 7/24/14, valued at $2,142,713	2,100,000
62,100	Citigroup Global Markets, Inc., dated 7/31/13, 0.11%, due 8/1/13, proceeds $62,100,190; collateralized by Freddie Mac, 1.62%, due 11/21/19, valued at $63,664,868 including accrued interest	62,100,000

Fixed Income SHares: Series M Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Repurchase Agreements (continued)
$1,420	State Street Bank and Trust Co., dated 7/31/13, 0.01%, due 8/1/13, proceeds $1,420,000; collateralized by Freddie Mac, 2.07%, due 11/7/22, valued at $1,452,273 including accrued interest	$1,420,000

	Total Repurchase Agreements (cost—$65,620,000)	65,620,000

	Total Short-Term Investments (cost—$142,646,983)	142,654,179

	Total Investments, before options written (cost—$3,839,750,241) (m)—130.6%	3,930,764,401

Notional Amount (000s)
OPTIONS WRITTEN (l)- (0.0)%
Put Options—(0.0)%
$150,400	U.S. Dollar versus Japanese Yen, (OTC), strike price $86.50, expires 8/30/13 (premiums received—$1,898,800)		(12,032)

	Total Investments, net of options written (cost—$3,837,851,441)	130.6%	3,930,752,369

	Other liabilities in excess of other assets	(30.6)	(921,575,248)

	Net Assets	100.0%	$3,009,177,121

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $315,813,865, representing 10.5% of net assets.
(b)	Illiquid.
(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2013.
(e)	Fair-Valued—Securities with an aggregate value of $533,257, representing less than 0.05% of net assets.
(f)	Principal amount less than $500.
(g)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery securities.
(i)	Restricted. The aggregate acquisition cost of such securities is $17,297,232. The aggregate value is $17,632,004, representing 0.6% of net assets.
(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.
(k)	Rates reflect the effective yields at purchase date.
(l)	Non-income producing.
(m)	At July 31, 2013, the cost basis of portfolio securities (before options written) for federal income tax purposes was $3,843,206,796. Gross unrealized appreciation was $137,970,094; gross unrealized depreciation was $50,412,489; and net unrealized appreciation was $87,557,605. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustments.
(n)	Futures contracts outstanding at July 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	90-Day EURIBOR Futures	2,611	$860,266	12/14/15	$(1,581,774)
	Financial Futures Euro-90 day	3,000	743,325	6/15/15	445,477

					$(1,136,297)

(o)	Transactions in options written for the nine months ended July 31, 2013:

	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	$508,200	$—
Options written	274,900	2,110,450
Options expired	(632,700)	(211,650)

Options outstanding, July 31, 2013	$150,400	$1,898,800

(p)	Credit default swap agreements outstanding at July 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Macy’s	$5,000	0.21%	9/20/15	(7.06)%	$(777,286)	$—	$(777,286)
Citigroup:
Valero Energy	4,600	0.12%	12/20/13	(3.40)%	(77,592)	—	(77,592)
Deutsche Bank:
Altria Group, Inc.	4,500	0.62%	3/20/19	(1.46)%	(211,017)	—	(211,017)
Morgan Stanley:
Altria Group, Inc.	1,500	0.58%	12/20/18	(1.55)%	(78,943)	—	(78,943)

					$(1,144,838)	$—	$(1,144,838)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas:
General Electric	$10,000	0.28%	12/20/13	3.80%	$182,770	$—	$182,770
General Electric	75,000	0.28%	12/20/13	4.50%	1,638,695	—	1,638,695
Credit Suisse First Boston:
BP Capital Markets	6,000	0.29%	6/20/15	5.00%	571,054	92,044	479,010
Goldman Sachs:
Bank of America Corp.	30,000	1.05%	3/20/18	1.00%	(36,094)	(316,073)	279,979
Berkshire Hathaway	2,200	0.15%	9/20/13	0.97%	5,039	—	5,039
Berkshire Hathaway	14,600	0.15%	9/20/13	0.98%	33,817	—	33,817
BP Capital Markets	1,100	0.29%	6/20/15	5.00%	104,693	17,777	86,916
California State Municipal Bond	25,000	1.08%	12/20/18	1.60%	679,823	—	679,823
California State Municipal Bond	11,000	1.08%	12/20/18	1.75%	381,302	—	381,302
Connecticut State Municipal Bond	9,000	1.00%	3/20/21	1.60%	379,210	—	379,210
JPMorgan Chase:
BP Capital Markets	1,100	0.29%	6/20/15	5.00%	104,694	4,393	100,301

					$4,045,003	$(201,859)	$4,246,862

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at July 31, 2013:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty			Payments Made	Payments Received
Bank of America	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$383,551	$—	$383,551
Barclays Bank	189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	626,054	(35)	626,089
Barclays Bank	BRL 34,400	1/2/17	BRL-CDI-Compounded	8.18%	(779,124)	(45,824)	(733,300)
Deutsche Bank	61,000	1/2/17	BRL-CDI-Compounded	8.29%	(1,316,022)	(71,953)	(1,244,069)
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	327,043	(6,855)	333,898
HSBC Bank	BRL 38,300	1/2/17	BRL-CDI-Compounded	8.32%	(799,460)	2,335	(801,795)
Morgan Stanley	13,600	1/2/17	BRL-CDI-Compounded	8.22%	(301,428)	(20,529)	(280,899)
UBS	180,100	1/2/17	BRL-CDI-Compounded	8.90%	(2,663,276)	—	(2,663,276)

					$(4,522,662)	$(142,861)	$(4,379,801)

(r)	Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
9,881,591 Brazilian Real settling 8/2/13	Credit Suisse First Boston	$4,314,540	$4,331,466	$16,926
9,881,591 Brazilian Real settling 11/4/13	Credit Suisse First Boston	4,256,004	4,246,220	(9,784)
9,881,591 Brazilian Real settling 8/2/13	UBS	4,863,466	4,331,466	(532,000)
16,464,000 Canadian Dollar settling 9/23/13	Royal Bank of Scotland	15,779,788	16,009,179	229,391
1,285,000 Euro settling 8/2/13	Bank of America	1,694,915	1,709,500	14,585
3,541,000 Euro settling 8/2/13	Deutsche Bank	4,653,512	4,710,769	57,257
75,443,000 Euro settling 9/3/13	Goldman Sachs	99,490,532	100,376,142	885,610
71,902,000 Euro settling 8/2/13	Royal Bank of Scotland	94,651,577	95,654,812	1,003,235
115,952,305 Mexican Peso settling 9/18/13	JPMorgan Chase	9,391,132	9,037,644	(353,488)
Sold:
6,725,000 Australian Dollar settling 8/23/13	Citigroup	6,089,804	6,036,108	53,696
9,881,591 Brazilian Real settling 8/2/13	Credit Suisse First Boston	4,335,932	4,331,466	4,466
9,881,591 Brazilian Real settling 8/2/13	UBS	4,314,540	4,331,466	(16,926)
68,287,000 Canadian Dollar settling 9/23/13	Deutsche Bank	67,023,079	66,400,560	622,519
1,285,000 Euro settling 9/3/13	Bank of America	1,695,114	1,709,680	(14,566)
1,285,000 Euro settling 8/2/13	Citigroup	1,695,993	1,709,500	(13,507)
75,443,000 Euro settling 8/2/13	Goldman Sachs	99,479,140	100,365,580	(886,440)

				$1,060,974

(s)	At July 31, 2013, the Portfolio held $8,770,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(t)	The weighted average daily balance of reverse repurchase agreements during the nine months ended July 31, 2013 was $6,062,250, at a weighted average interest rate of 0.27%. There were no open reverse repurchase agreements at July 31, 2013.
(u)	The weighted average borrowing for sale-buybacks during the nine months ended July 31, 2013 was $42,847,621 at a weighted average interest rate of 0.28%. There were no open sale-buybacks at July 31, 2013.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

GO—General Obligation Bond

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

TBA—To Be Announced

TIIE—Inter-Bank Equilibrium Interest Rate

Fixed Income SHares: Series R Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
U.S. TREASURY OBLIGATIONS—89.5%
	U.S. Treasury Inflation Indexed Bonds,
$1,029	0.125%, 1/15/22 (g)	$1,021,150
22,289	0.625%, 2/15/43	18,627,920
3,093	0.75%, 2/15/42 (g)	2,704,772
43,363	1.75%, 1/15/28 (g)	48,772,711
46,005	2.00%, 1/15/26 (f)(g)	53,417,608
1,040	2.375%, 1/15/27 (g)	1,256,753
39,817	2.50%, 1/15/29 (f)(g)	49,190,577
	U.S. Treasury Inflation Indexed Notes,
9,825	0.125%, 7/15/22 (g)	9,726,975
7,954	0.50%, 4/15/15 (g)	8,181,558
200	0.50%, 7/15/23	200,145
3,100	0.625%, 7/15/21 (g)	3,242,050
1,544	1.125%, 1/15/21 (g)	1,670,222
22,013	1.25%, 4/15/14 (g)	22,335,243
71,455	1.25%, 7/15/20 (f)(g)(h)	78,486,029
323	1.375%, 1/15/20 (g)	355,728
15,005	1.625%, 1/15/15 (g)	15,638,833
3,114	1.875%, 7/15/15 (g)	3,319,853
32,020	2.00%, 1/15/14 (f)(g)	32,460,277
22,041	2.625%, 7/15/17 (g)	25,179,220
7,400	U.S. Treasury Notes, 2.00%, 2/15/23 (h)	7,062,664

	Total U.S. Treasury Obligations (cost—$397,223,583)	382,850,288

CORPORATE BONDS & NOTES—9.4%
Airlines—1.2%
5,000	United Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,187,500

Banking—1.2%
	Ally Financial, Inc. (j),
700	2.475%, 12/1/14	702,510
3,200	3.475%, 2/11/14	3,239,584
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	1,022,500

		4,964,594

Chemicals—0.3%
1,000	RPM International, Inc., 6.50%, 2/15/18	1,135,510

Diversified Financial Services—0.8%
1,800	Credit Agricole Home Loan SFH, 1.016%, 7/21/14 (a)(d)(j)	1,807,709
500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	525,625
€400	Merrill Lynch & Co., Inc., 0.67%, 7/22/14 (j)	532,469
$590	SLM Corp., 3.063%, 3/17/14 (j)	586,065

		3,451,868

Food & Beverage—0.4%
1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(b)(d)(i) (acquisition cost—$1,258,673; purchased 2/9/09)	1,614,143

Insurance—4.0%
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	3,938,400
€5,000	New York Life Global Funding, 0.33%, 12/20/13 (j)	6,654,622
$6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,618,848

		17,211,870

Media—1.2%
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,250,000

Oil & Gas—0.3%
1,480	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,494,800

	Total Corporate Bonds & Notes (cost—$38,013,385)	40,310,285

MORTGAGE-BACKED SECURITIES—6.5%
	Banc of America Commercial Mortgage Trust, CMO (j),
14	0.363%, 6/10/49 (a)(d)	14,123
14	5.56%, 6/10/49	14,149
3,828	Banc of America Large Loan Trust, 2.491%, 11/15/15, CMO (a)(d)(j)	3,855,998
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),

Fixed Income SHares: Series R Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES (continued)
$26	2.21%, 8/25/35	$25,431
80	2.60%, 3/25/35	80,345
22	2.793%, 3/25/35	21,449
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
32	2.27%, 9/25/35	31,338
55	2.29%, 9/25/35	53,392
698	2.987%, 9/25/37	557,309
209	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49, CMO	210,098
4,966	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(d)	5,162,926
	Countrywide Alternative Loan Trust, CMO (j),
2,255	0.387%, 12/20/46	1,383,517
530	1.162%, 2/25/36	417,536
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (j),
21	0.53%, 6/25/35 (a)(d)	18,622
786	2.852%, 4/20/35	792,435
£780	Granite Mortgages PLC, 0.829%, 3/20/44, CMO (j)	1,169,001
$116	GSR Mortgage Loan Trust, 2.664%, 9/25/35, CMO (j)	114,938
752	Merrill Lynch Mortgage Investors Trust, 1.664%, 10/25/35, CMO (j)	721,718
	NCUA Guaranteed Notes Trust, CMO,
4,172	0.565%, 11/6/17 (j)	4,161,547
7,236	2.65%, 10/29/20	7,498,000
364	Residential Accredit Loans, Inc., 0.37%, 6/25/46, CMO (j)	148,655
AUD 761	Swan Trust, 4.03%, 4/25/41, CMO (j)	689,771
$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO (j)	514,427

	Total Mortgage-Backed Securities (cost—$27,119,127)	27,656,725

SOVEREIGN DEBT OBLIGATIONS—4.3%
Australia—2.1%
AUD 3,200	Australia Government Bond, 4.00%, 8/20/20, Ser. 20-CI (g)	5,301,988
	New South Wales Treasury Corp. (g),
300	2.50%, 11/20/35, Ser. CI-B2	308,890
2,900	2.75%, 11/20/25, Ser. CI-B1	3,222,590

		8,833,468

Germany—0.3%
€848	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18 (g)	1,193,379

Ireland—0.2%
$900	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	958,500

Mexico—1.4%
	Mexican Bonos de Proteccion al Ahorro (j),
MXN 1,200	3.98%, 6/29/17	93,575
70,200	4.32%, 1/30/20	5,434,820
5,195	Mexican Udibonos, 4.50%, 12/18/14 (g)	431,139

		5,959,534

Spain—0.3%
€1,000	Xunta de Galicia, 6.131%, 4/3/18	1,455,842

	Total Sovereign Debt Obligations (cost—$18,408,683)	18,400,723

U.S. GOVERNMENT AGENCY SECURITIES—1.3%
	Fannie Mae,
$292	0.635%, 2/25/37, CMO (j)	293,312
10	1.369%, 10/1/44, MBS (j)	10,512
5,000	3.00%, MBS, TBA, 30 Year (e)	4,839,844
	Freddie Mac, MBS (j),
144	2.163%, 7/1/36	152,713
139	2.60%, 9/1/36	146,256

	Total U.S. Government Agency Securities (cost—$5,381,451)	5,442,637

ASSET-BACKED SECURITIES—1.0%
79	AMMC CLO V Ltd., 0.507%, 8/8/17 (a)(d)(j)	79,221
402	Ares VIR CLO Ltd., 0.502%, 3/12/18 (a)(d)(j)	398,818
309	Bear Stearns Asset-Backed Securities I Trust, 1.19%, 10/25/37 (j)	267,361
375	Citigroup Mortgage Loan Trust, Inc., 0.27%, 1/25/37 (j)	182,611
46	Duane Street CLO I Ltd., 0.525%, 11/8/17 (a)(d)(j)	45,615
€76	Harvest CLO IA S.A., 0.825%, 3/29/17 (j)	101,440
$319	JPMorgan Mortgage Acquisition Corp., 0.68%, 7/25/35 (j)	317,520
€551	Magi Funding PLC, 0.578%, 4/11/21 (a)(d)(j)	721,654
$184	Massachusetts Educational Financing Auth., 1.216%, 4/25/38 (j)	184,086
1,087	Navigare Funding I CLO Ltd., 0.534%, 5/20/19 (a)(d)(j)	1,085,573
279	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 0.61%, 6/25/35 (j)	277,466
390	Saxon Asset Securities Trust, 4.034%, 6/25/33	396,263
€189	Wood Street CLO II BV, 0.587%, 3/29/21 (a)(d)(j)	246,035

	Total Asset-Backed Securities (cost—$4,313,538)	4,303,663

Fixed Income SHares: Series R Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
SENIOR LOANS—0.2%
Electric Utilities—0.1%
$210	AES Corp., 3.75%, 5/27/18, Term B (a)(c)	$212,596

Telecommunications—0.1%
443	Vodafone, 6.875%, 8/17/15 (a)(c)	456,302

	Total Senior Loans (cost—$650,870)	668,898

SHORT-TERM INVESTMENTS—0.7%
Certificate of Deposit—0.6%
2,800	Dexia Credit Local S.A., 1.65%, 9/12/13 (cost-$2,800,000)	2,800,000

U.S. Treasury Obligations (f)—0.1%
532	U.S. Treasury Bills, 0.086%-0.122%, 2/6/14-5/29/14 (k)	531,748
	U.S. Treasury Notes,
51	1.25%, 2/15/14	51,320
66	1.25%, 3/15/14	66,476

	Total U.S. Treasury Obligations (cost—$649, 377)	649,544

Repurchase Agreements—0.0%
183	State Street Bank and Trust Co., dated 7/31/13, 0.01%, due 8/1/13, proceeds $183,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $189,057 including accrued interest (cost—$183,000)	183,000

	Total Short-Term Investments (cost—$3, 632, 377)	3,632,544

Contracts/ Notional Amount (000s)
OPTIONS PURCHASED (l)- 0.1%
	Put Options—0.1%
$7,000	30-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 3.875%, expires 4/14/14 (cost-$355, 950)	315,093

	Total Investments, before options written (cost—$495, 098,964) (m)—113.0%	483,580,856

OPTIONS WRITTEN (l)—(0.5)%
	Call Options—(0.1)%
€70,100	2-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index, strike rate 0.50%, expires 10/24/13	(65.364)
$22,600	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 0.75%, expires 9/3/13	(5)
40	U.S. Treasury 10-Year Note Futures (CME), 3-Month USD-LIBOR Floating Rate Index, strike price $133.00, expires 8/23/13	(682)
	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
2,800	strike rate 1.90%, expires 9/3/13	(3)
25,500	strike rate 2.50%, expires 1/27/14	(172,018)

		(238,072)

	Put Options—(0.4)%
€70,100	2-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 0.75%, expires 10/24/13	(113,616)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$22,600	strike rate 1.25%, expires 9/3/13	(409,015)
29,200	strike rate 1.40%, expires 9/3/13	(339,313)
15,100	strike rate 1.45%, expires 9/3/13	(147,454)
10,800	strike rate 1.50%, expires 10/28/13	(148,614)
29,500	strike rate 2.85%, expires 4/14/14	(147,886)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
2,800	strike rate 2.40%, expires 9/3/13	(106,863)
16,900	strike rate 2.90%, expires 9/30/13	(201,524)
25,500	strike rate 3.50%, expires 1/27/14	(250,094)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
1,800	strike index 0.001, expires 1/22/18	(13,862)

Fixed Income SHares: Series R Schedule of Investments

July 31, 2013 (unaudited) (continued)

Contracts/ Notional Amount (000s)
Put Options (continued)
$32,200	strike index 216.687, expires 4/7/20		$(49,742)
1,500	strike index 217.965, expires 9/29/20		(2,353)
1,500	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0, strike index 215.949, expires 3/10/20		(2,419)
40	U.S. Treasury 10-Year Note Futures (CME), 3-Month USD-LIBOR Floating Rate Index, strike price $129.00, expires 8/23/13		(101,792)

			(2,034,547)

	Total Options Written (premiums received—$1,950,589)		(2,272,619)

	Total Investments, net of options written (cost—$493,148,375)	112.5%	481,308,237

	Other liabilities in excess of other assets	(12.5)	(53,402,922)

	Net Assets	100.0%	$427,905,315

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $31,527,108, representing 7.4% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2013.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2013.
(f)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery.
(g)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such security is $1,258,673. The aggregate value is $1,614,143, representing 0.4% of net assets.
(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.
(k)	Rates reflect the effective yields at purchase date.
(l)	Non-income producing.
(m)	At July 31, 2013, the cost basis of portfolio securities (before options written) for federal income tax purposes was $511,879,670. Gross unrealized appreciation was $5,443,812; gross unrealized depreciation was $33,742,626; and net unrealized depreciation was $28,298,814. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustments.
(n)	Futures contracts outstanding at July 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	Financial Futures Euro-90 day	69	$17,059	9/14/15	$(40,007)
	Financial Futures Euro-90 day	802	197,222	3/14/16	(1,092,534)
	Financial Futures Euro-90 day	143	34,783	3/13/17	(131,669)

					$(1,264,210)

(o)	Transactions in options written for the nine months ended July 31, 2013:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	—	$320,500	€4,800	£—	$2,266,997
Options written	118	505,300	195,300	11,200	2,930,980
Options terminated in closing transactions	—	(61,300)	(14,100)	—	(543,925)
Options expired	(19)	(370,200)	(45,800)	(11,200)	(1,833,563)
Options exercised	(19)	(154,000)	—	—	(869,900)

Options outstanding, July 31, 2013	80	$240,300	€140,200	£—	$1,950,589

(p)	Credit default swap agreements outstanding at July 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Marsh & McLennan Cos., Inc.	$3,000	0.51%	6/20/19	(0.90)%	$(69,844)	$—	$(69,844)
Barclays Bank:
FBG Finance Ltd.	1,500	0.18%	6/20/15	(1.60)%	(43,379)	—	(43,379)
Goldman Sachs:
RPM International, Inc.	1,000	0.89%	3/20/18	(1.50)%	(29,116)	—	(29,116)

					$(142,339)	$—	$(142,339)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Received	Unrealized Appreciation
HSBC Bank:
Petrobras International Finance Co.—Pifco	$2,000	1.90%	9/20/15	1.00%	$(35,459)	$(63,728)	$28,269

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at July 31, 2013:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)		Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
				Payments Made	Payments Received
BNP Paribas		€6,600	9/1/16	6-Month EUR-LIBOR	1.90%	$221,311	$7,145	$214,166
BNP Paribas		3,500	9/1/16	6-Month EUR-LIBOR	2.00%	136,805	4,785	132,020
BNP Paribas		20,700	9/1/17	6-Month EUR-LIBOR	1.95%	835,927	—	835,927
BNP Paribas		$8,900	7/15/22	2.50%	3-Month USD-CPURNSA Index	(131,597)	91,330	(222,927)
Citigroup		15,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	(265,598)	3,600	(269,198)
Citigroup		€900	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	31,684	14,047	17,637
Deutsche Bank		$8,200	1/28/17	2.36%	3-Month USD-CPURNSA Index	(150,791)	—	(150,791)
Deutsche Bank		€1,000	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	35,204	22,022	13,182
Deutsche Bank		$7,300	7/15/22	2.50%	3-Month USD-CPURNSA Index	(107,939)	119,510	(227,449)
Goldman Sachs		BRL 44,100	1/2/17	BRL-CDI-Compounded	8.30%	(917,056)	21,518	(938,574)
Goldman Sachs		€5,200	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	183,060	67,598	115,462
JPMorgan Chase		BRL 18,900	1/2/15	BRL-CDI-Compounded	7.90%	(126,923)	(67,479)	(59,444)
Morgan Stanley		100	1/2/15	BRL-CDI-Compounded	8.27%	(517)	(171)	(346)
Morgan Stanley		1,700	1/2/17	BRL-CDI-Compounded	8.22%	(37,678)	(90)	(37,588)
Royal Bank of Scotland		$9,700	7/15/17	2.25%	3-Month USD-CPURNSA Index	(171,754)	27,917	(199,671)
Royal Bank of Scotland		27,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	(478,076)	(50,400)	(427,676)
UBS	BRL	39,800	1/2/17	BRL-CDI-Compounded	8.15%	(916,364)	(39,488)	(876,876)

						$(1,860,302)	$221,844	$(2,082,146)

Centrally cleared swap agreements:

			Rate Type			Unrealized
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Barclays Bank (CME)	$26,700	7/5/18	3-Month USD-LIBOR	1.60%	$(576,891)	$(454,706)
Barclays Bank (CME)	2,900	6/19/43	2.75%	3-Month USD-LIBOR	486,181	312,416
Citigroup (CME)	4,800	12/18/18	3-Month USD-LIBOR	2.00%	43,870	(4,783)
Morgan Stanley (CME)	19,700	6/19/43	2.75%	3-Month USD-LIBOR	3,302,683	2,122,278

					$3,255,843	$1,975,205

(r)	Forward foreign currency contracts outstanding at July 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
12,482,000 Australian Dollar settling 8/1/13	HSBC Bank	$11,524,568	$11,219,442	$(305,126)
7,847,000 Australian Dollar settling 8/1/13	Morgan Stanley	7,183,075	7,053,274	(129,801)
1,793,000 Australian Dollar settling 8/1/13	Royal Bank of Scotland	1,628,433	1,611,638	(16,795)
2,028,383 Brazilian Real settling 8/2/13	Bank of America	885,640	889,115	3,475
1,545,072 Brazilian Real settling 8/2/13	Barclays Bank	676,563	677,262	699
1,792,135 Brazilian Real settling 8/2/13	BNP Paribas	782,489	785,559	3,070
184,800 Brazilian Real settling 8/2/13	Citigroup	80,687	81,004	317
11,162,143 Brazilian Real settling 8/2/13	Credit Suisse First Boston	4,879,691	4,892,779	13,088
10,307,257 Brazilian Real settling 11/4/13	Credit Suisse First Boston	4,439,339	4,429,133	(10,206)
957,051 Brazilian Real settling 8/2/13	Deutsche Bank	417,872	419,511	1,639
329,304 Brazilian Real settling 8/2/13	Goldman Sachs	143,782	144,346	564
1,590,980 Brazilian Real settling 8/2/13	HSBC Bank	694,660	697,385	2,725
287,384 Brazilian Real settling 8/2/13	JPMorgan Chase	125,479	125,971	492
551,116 Brazilian Real settling 8/2/13	Morgan Stanley	243,292	241,574	(1,718)
20,342,735 Brazilian Real settling 8/2/13	UBS	9,908,925	8,916,972	(991,953)
2,694,000 British Pound settling 9/12/13	Deutsche Bank	4,206,896	4,097,088	(109,808)
2,097,000 Canadian Dollar settling 9/23/13	Barclays Bank	1,985,948	2,039,070	53,122
588,000 Canadian Dollar settling 9/23/13	Deutsche Bank	571,317	571,756	439
3,540,000 Canadian Dollar settling 9/23/13	HSBC Bank	3,431,579	3,442,207	10,628
2,924,000 Canadian Dollar settling 9/23/13	JPMorgan Chase	2,808,905	2,843,224	34,319
10,079,000 Euro settling 9/17/13	Citigroup	13,511,877	13,410,688	(101,189)
19,198,000 Euro settling 8/2/13	Goldman Sachs	25,314,483	25,540,056	225,573
1,644,000 Euro settling 8/2/13	Morgan Stanley	2,152,402	2,187,095	34,693
197,933,360 Indian Rupee settling 10/17/13	Deutsche Bank	3,244,277	3,192,286	(51,991)
534,446,000 Japanese Yen settling 10/17/13	Bank of America	5,405,324	5,460,720	55,396
100,665,305 Mexican Peso settling 9/18/13	JPMorgan Chase	8,153,017	7,846,133	(306,884)
Sold:
22,122,000 Australian Dollar settling 8/1/13	Deutsche Bank	20,776,319	19,884,354	891,965
12,482,000 Australian Dollar settling 9/3/13	HSBC Bank	11,498,419	11,194,978	303,441
2,028,383 Brazilian Real settling 8/2/13	Bank of America	911,566	889,115	22,451
1,545,073 Brazilian Real settling 8/2/13	Barclays Bank	711,272	677,262	34,010
281,918 Brazilian Real settling 9/4/13	Barclays Bank	124,396	122,704	1,692
1,792,135 Brazilian Real settling 8/2/13	BNP Paribas	820,000	785,559	34,441
184,800 Brazilian Real settling 8/2/13	Citigroup	83,000	81,004	1,996
11,162,143 Brazilian Real settling 8/2/13	Credit Suisse First Boston	4,905,210	4,892,779	12,431
615,201 Brazilian Real settling 9/4/13	Credit Suisse First Boston	272,876	267,765	5,111
957,051 Brazilian Real settling 8/2/13	Deutsche Bank	432,700	419,511	13,189
25,148 Brazilian Real settling 9/4/13	Deutsche Bank	11,000	10,946	54
329,304 Brazilian Real settling 8/2/13	Goldman Sachs	146,100	144,346	1,754
1,590,980 Brazilian Real settling 8/2/13	HSBC Bank	707,000	697,385	9,615
287,384 Brazilian Real settling 8/2/13	JPMorgan Chase	127,000	125,971	1,029
551,116 Brazilian Real settling 8/2/13	Morgan Stanley	245,900	241,574	4,326
195,386 Brazilian Real settling 9/4/13	Morgan Stanley	87,411	85,041	2,370
20,342,736 Brazilian Real settling 8/2/13	UBS	8,900,172	8,916,972	(16,800)
2,045,227 Brazilian Real settling 9/4/13	UBS	897,643	890,183	7,460
3,517,000 British Pound settling 9/12/13	BNP Paribas	5,464,022	5,348,723	115,299

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2013	Unrealized Appreciation (Depreciation)
Sold: (continued)
10,412,000 Canadian Dollar settling 9/23/13	Deutsche Bank	$10,219,285	$10,124,367	$94,918
20,842,000 Euro settling 8/2/13	Citigroup	27,254,167	27,727,151	(472,984)
19,198,000 Euro settling 9/3/13	Goldman Sachs	25,317,382	25,542,743	(225,361)
82,814,400 Indian Rupee settling 10/17/13	Barclays Bank	1,365,000	1,335,638	29,362
46,700,490 Indian Rupee settling 10/17/13	Deutsche Bank	770,000	753,190	16,810
35,097,140 Indian Rupee settling 10/17/13	JPMorgan Chase	578,000	566,050	11,950
28,840,970 Indian Rupee settling 10/17/13	UBS	476,000	465,150	10,850
1,364,218 Mexican Peso settling 9/18/13	Bank of America	106,000	106,331	(331)
13,181,723 Mexican Peso settling 9/18/13	Barclays Bank	1,024,000	1,027,420	(3,420)
816,953 Mexican Peso settling 9/18/13	BNP Paribas	63,000	63,676	(676)
43,505,188 Mexican Peso settling 9/18/13	Citigroup	3,357,233	3,390,915	(33,682)
2,452,086 Mexican Peso settling 9/18/13	Deutsche Bank	189,000	191,122	(2,122)
602,640 Mexican Peso settling 9/18/13	Goldman Sachs	48,000	46,971	1,029
15,506,987 Mexican Peso settling 9/18/13	HSBC Bank	1,190,500	1,208,658	(18,158)
6,027,011 Mexican Peso settling 9/18/13	JPMorgan Chase	464,500	469,762	(5,262)
72,969,501 Mexican Peso settling 9/18/13	Morgan Stanley	5,655,900	5,687,445	(31,545)
1,743,147 Mexican Peso settling 9/18/13	Royal Bank of Canada	138,000	135,866	2,134
1,488,921 Mexican Peso settling 9/18/13	UBS	116,000	116,051	(51)

				$(765,937)

(s)	At July 31, 2013, the Portfolio held $1,791,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(t)	Open reverse repurchase agreements at July 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Deutsche Bank	0.03%	7/12/13	8/2/13	$2,117,535	$2,117,500
JPMorgan Chase	0.03	7/25/13	8/8/13	1,441,883	1,441,875
	0.11	7/12/13	8/14/13	10,835,162	10,834,500
	0.12	7/2/13	8/2/13	933,093	933,000

					$15,326,875

(u)	The weighted average daily balance of reverse repurchase agreements during the nine months ended July 31, 2013 was $17,804,802, at a weighted average interest rate of 0.21%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2013 was $15,380,419.
(v)	Sale-buybacks for the nine months ended July 31, 2013: The weighted average borrowing for sale-buybacks during the nine months ended July 31, 2013 was $112,265,312 at a weighted average interest rate of 0.22%.

Glossary:

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CDI—Inter-Bank Deposit Certificate

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted Index

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

FRCPXTOB—France CPI ex-Tobacco Index

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

TBA—To Be Announced

Fixed Income SHares: Series TE Schedule of Investments

July 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MUNICIPAL BONDS—82.1%
Arizona—2.4%
$175	State Univ. Rev., 5.00%, 7/1/25, Ser. A	$195,214
1,000	Water Infrastructure Finance Auth. Rev., 4.25%, 10/1/19, Ser. A	1,147,790

		1,343,004

Arkansas—0.5%
260	Univ. of Arkansas Rev., 5.00%, 5/1/26	286,455

California—14.5%
2,000	Bay Area Toll Auth. Rev., 5.00%, 4/1/38, Ser. S-4 (a)	2,024,320
1,000	Bay Area Water Supply & Conservation Agcy. Rev., 5.00%, 10/1/26, Ser. A	1,114,150
500	Contra Costa Transportation Auth. Rev., 5.00%, 3/1/25, Ser. B	560,820
400	East Bay Municipal Utility Dist. Rev., 5.00%, 6/1/22, Ser. B	476,276
	Health Facs. Financing Auth. Rev.,
1,000	St. Joseph Health System, 5.00%, 7/1/43, Ser. D (b)	1,136,130
500	Sutter Health, 5.25%, 8/15/22, Ser. A	567,110
100	Irvine, Special Assessment, 4.00%, 9/2/21	105,360
730	Los Angeles, GO, 5.00%, 9/1/22, Ser. B	843,588
250	Los Angeles Cnty. Public Works Financing Auth. Rev., 5.00%, 8/1/42	244,385
	Los Angeles Department of Airports Rev.,
500	5.00%, 5/15/29, Ser. B	524,585
300	5.00%, 5/15/40, Ser. A	304,455
200	San Francisco Bay Area Rapid Transit Dist. Rev., 5.00%, 7/1/24	226,108
100	Statewide Communities Dev. Auth. Rev., Sutter Health, 5.00%, 8/15/23, Ser. A	112,100

		8,239,387

Colorado—1.5%
500	Denver City & Cnty. School Dist. No. 1, GO, 5.00%, 12/1/26, Ser. B	558,775
250	State Board of Governors Rev., 5.00%, 3/1/18, Ser. A	288,285

		847,060

Florida—3.9%
1,800	Municipal Power Agcy. Rev., St. Lucie Project, 5.00%, 10/1/26, Ser. A	1,938,204
250	State, GO, 5.00%, 7/1/25, Ser. B	281,938

		2,220,142

Georgia—1.8%
1,000	Atlanta Department of Aviation Rev., 5.00%, 1/1/42, Ser. B	1,004,040

Kansas—3.5%
2,000	Dev. Finance Auth. Rev., Adventist Health, 5.00%, 11/15/34, Ser. A	2,018,240

Massachusetts—3.8%
1,150	Bay Transportation Auth. Rev., 5.50%, 7/1/18, Ser. C	1,375,181
	School Building Auth. Rev.,
100	5.00%, 8/15/27, Ser. B	110,303
165	5.00%, 8/15/30, Ser. A	177,010
450	5.00%, 8/15/30, Ser. B	482,756

		2,145,250

Minnesota—2.1%
1,000	Anoka-Hennepin Independent School Dist. No. 11, GO, 5.00%, 2/1/19, Ser. A	1,171,100

Missouri—1.5%
750	Metropolitan St. Louis Sewer Dist. Rev., 5.00%, 5/1/23, Ser. B	877,725

Nebraska—0.4%
200	Omaha Public Power Dist. Rev., 5.00%, 2/1/25, Ser. A	224,678

New Jersey—5.1%
1,000	Economic Dev. Auth. Rev., 5.00%, 3/1/24	1,112,490
	State Turnpike Auth. Rev.,
175	5.00%, 1/1/21, Ser. B	200,459
1,300	5.00%, 1/1/31, Ser. A	1,353,014
210	Transportation Trust Fund Auth. Rev., 5.50%, 6/15/41, Ser. A	222,621

		2,888,584

Fixed Income SHares: Series TE Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
New York—14.9%
	Metropolitan Transportation Auth. Rev.,
$165	5.00%, 11/15/27, Ser. D	$175,672
1,340	5.00%, 11/15/28, Ser. A	1,446,168
125	New York City, GO, 5.00%, 8/1/23, Ser. I	143,825
	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, Ser. A,
200	5.00%, 8/1/24	228,000
365	5.00%, 8/1/25	410,161
290	New York City Water & Sewer System Rev., 5.00%, 6/15/38, Ser. A	298,175
	State Dormitory Auth. Rev., Ser. A,
1,725	5.00%, 12/15/26	1,919,753
170	5.00%, 3/15/27	184,185
100	5.00%, 12/15/30	107,175
100	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	101,435
1,130	Tompkins Cnty. Dev. Corp. Rev., Tompkins Cortland Community College, 5.00%, 7/1/20	1,199,653
	Triborough Bridge & Tunnel Auth. Rev.,
300	5.00%, 11/15/25, Ser. A	338,412
800	5.00%, 11/15/27, Ser. B	875,304
1,000	5.00%, 11/15/29, Ser. A	1,056,150

		8,484,068

North Carolina—2.4%
1,000	Cary Combined Utility Systems Rev., 5.00%, 12/1/24	1,169,530
100	Charlotte-Mecklenburg Hospital Auth. Rev., 5.00%, 1/15/28, Ser. A	106,661
100	State Rev., 5.00%, 5/1/26, Ser. C	111,017

		1,387,208

Ohio—0.5%
250	State Rev., 5.00%, 12/15/24, Ser. 1	282,208

Oklahoma—0.6%
300	Water Res. Board Rev., 5.00%, 4/1/22, Ser. B	348,099

Pennsylvania—2.1%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	112,072
1,000	River Port Auth. Rev., 5.00%, 1/1/23	1,059,200

		1,171,272

Tennessee—0.6%
100	Metropolitan Gov’t of Nashville & Davidson Cnty., GO, 5.00%, 7/1/23	116,631
200	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/24, Ser. A	210,110

		326,741

Texas—7.5%
250	City Public Service Board of San Antonio Rev., 5.25%, 2/1/24	293,895
300	Dallas, GO, 5.00%, 2/15/23	347,046
500	Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/27, Ser. B	520,995
250	Harris Cnty., GO, 5.00%, 8/15/26	277,992
200	La Joya Independent School Dist., GO, 5.00%, 2/15/27 (GTD-PSF)	222,068
750	Lower River Auth. Rev., 5.00%, 5/15/33, Ser. A	776,347
100	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	99,512
175	North Texas Tollway Auth. Rev., 5.00%, 1/1/28, Ser. B	180,318
250	San Antonio Public Facs. Corp. Rev., 5.00%, 9/15/25	276,768
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
1,000	5.25%, 12/15/23, Ser. A	1,064,920
175	6.25%, 12/15/26, Ser. D	199,616

		4,259,477

Utah—2.0%
1,000	Intermountain Power Agcy. Rev., 5.00%, 7/1/23, Ser. A	1,113,740

Virginia—10.1%
560	College Building Auth. Rev., 5.00%, 2/1/25	628,656
2,315	Loudoun Cnty., GO, 5.00%, 12/1/27, Ser. A	2,594,930
1,000	Public Building Auth. Rev., 5.00%, 8/1/25, Ser. A	1,140,920
1,000	Public School Auth. Rev., 5.00%, 8/1/21, Ser. A	1,174,490
175	Res. Auth. Rev., 5.00%, 11/1/26, Ser. A	196,884

		5,735,880

Washington—0.4%
200	State, GO, 5.00%, 1/1/28, Ser. C	217,076

	Total Municipal Bonds (cost—$49,672,917)	46,591,434

Fixed Income SHares: Series TE Schedule of Investments

July 31, 2013 (unaudited) (continued)

Principal Amount (000s)			Value*
SHORT-TERM INVESTMENTS—19.8%
U.S. Treasury Obligations—19.8%
$5,500	U.S. Treasury Bills, 0.063%-0.137%, 1/9/14-7/24/14 (c)		$5,497,706
	U.S. Treasury Notes,
100	0.25%,1/31/14		100,088
300	0.25%,3/31/14		300,299
1,500	0.25%,4/30/14		1,501,552
600	0.25%,5/31/14		600,598
100	0.25%,6/30/14		100,107
1,400	1.00%,1/15/14		1,405,879
500	1.00%,5/15/14		503,476
513	1.25%,2/15/14		516,217
387	1.25%,3/15/14		389,789
100	1.875%,2/28/14		101,033
200	2.25%,5/31/14		203,516

	Total U.S. Treasury Obligations (cost—$11,217,328)		11,220,260

	Total Investments (cost—$60,890,245) (d)	101.9%	57,811,694

	Liabilities in excess of other assets	(1.9)	(1,063,631)

	Net Assets	100.0%	$56,748,063

Notes to Schedule of Investments:

(a)	When-issued or delayed-delivery. To be settled/delivered after July 31, 2013.

(b)	Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2013.

(c)	Rates reflect the effective yields at purchase date.

(d)	At July 31, 2013, the cost basis of portfolio securities of $60,890,245 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $43,731; gross unrealized depreciation was $3,122,282; and net unrealized depreciation was $3,078,551.

Glossary:

GO—General Obligation Bond

GTD—Guaranteed

PSF—Public School Fund

Fixed Income SHares: Series TE Schedule of Investments

July 31, 2013 (unaudited)

Industry classification of portfolio holdings as a percentage of net assets at July 31, 2013 was as follows:

Revenue Bonds:
Highway Revenue Tolls	10.8%
Miscellaneous Revenue	9.7
Water Revenue	7.9
Electric Power & Light Revenue	7.7
Health, Hospital & Nursing Home Revenue	7.1
Port, Airport & Marina Revenue	6.0
Sales Tax Revenue	5.2
Income Tax Revenue	3.9
College & University Revenue	3.5
Natural Gas Revenue	2.8
Miscellaneous Taxes	2.5
Sewer Revenue	1.5
Lease (Appropriation)	0.5
Lease (Abatement)	0.4
Transit Revenue	0.3

Total Revenue Bonds		69.8%
U.S. Treasury Obligations		19.8
General Obligation		12.1
Special Assessment		0.2
Liabilities in excess of other assets		(1.9)

Net Assets		100.0%

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (“the Investment Manager”) and Pacific Investment Management Company LLC (the “Sub Adviser”). The Portfolios’ Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Portfolios to measure fair value during the nine months ended July 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at July 31, 2013 in valuing the Portfolios’ assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

Series C:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$—	$40,202,963	$4,577,123	$44,780,086
All Other	—	1,835,031,788	—	1,835,031,788
Sovereign Debt Obligations	—	446,906,394	—	446,906,394
Municipal Bonds	—	340,785,065	—	340,785,065
U.S. Government Agency Securities	—	185,892,031	—	185,892,031
U.S. Treasury Obligations	—	155,049,215	—	155,049,215
Mortgage-Backed Securities	—	101,341,069	477	101,341,546
Asset-Backed Securities	—	18,262,894	—	18,262,894
Senior Loans	—	11,071,740	—	11,071,740
Short-Term Investments	—	171,822,244	—	171,822,244

	—	3,306,365,403	4,577,600	3,310,943,003

Investment in Securities—Liabilities
Options Written, at value:
Credit Contracts	—	(193,654)	—	(193,654)
Interest Rate Contracts	(493,393)	(25,632,122)	—	(26,125,515)
Securities Sold Short, at value	—	(177,258,134)	—	(177,258,134)

	(493,393)	(203,083,910)	—	(203,577,303)

Other Financial Instruments*—Assets
Credit Contracts	—	6,552,726	—	6,552,726
Foreign Exchange Contracts	—	38,797,576	—	38,797,576
Interest Rate Contracts	—	25,142,919	—	25,142,919

	—	70,493,221	—	70,493,221

Other Financial Instruments*—Liabilities
Credit Contracts	—	(3,309,675)	—	(3,309,675)
Foreign Exchange Contracts	—	(23,942,247)	—	(23,942,247)
Interest Rate Contracts	(18,125)	(18,077,855)	—	(18,095,980)

	(18,125)	(45,329,777)	—	(45,347,902)

Totals	$(511,518)	$3,128,444,937	$4,577,600	$3,132,511,019

Series M:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities—Assets
U.S. Government Agency Securities	$—	$1,692,436,515	$—	$1,692,436,515
Corporate Bonds & Notes:
Diversified Financial Services	—	113,084,247	11,050,000	124,134,247
All Other	—	470,297,632	—	470,297,632
Municipal Bonds	—	535,378,550	—	535,378,550
U.S. Treasury Obligations	—	414,150,089	—	414,150,089
Mortgage-Backed Securities	—	341,030,043	3,572,959	344,603,002
Sovereign Debt Obligations	—	155,843,356	—	155,843,356
Asset-Backed Securities	—	50,733,574	533,257	51,266,831
Short-Term Investments	—	142,654,179	—	142,654,179

	—	3,915,608,185	15,156,216	3,930,764,401

Investment in Securities—Liabilities
Options Written, at value:
Foreign Exchange Contracts	—	(12,032)	—	(12,032)

Other Financial Instruments*—Assets
Credit Contracts	—	4,246,862	—	4,246,862
Foreign Exchange Contracts	—	2,887,685	—	2,887,685
Interest Rate Contracts	445,477	1,343,538	—	1,789,015

	445,477	8,478,085	—	8,923,562

Other Financial Instruments*—Liabilities
Credit Contracts	—	(1,144,838)	—	(1,144,838)
Foreign Exchange Contracts	—	(1,826,711)	—	(1,826,711)
Interest Rate Contracts	(1,581,774)	(5,723,339)	—	(7,305,113)

	(1,581,774)	(8,694,888)	—	(10,276,662)

Totals	$(1,136,297)	$3,915,379,350	$15,156,216	$3,929,399,269

Series R:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities—Assets
U.S. Treasury Obligations	$—	$382,850,288	$—	$382,850,288
Corporate Bonds & Notes	—	40,310,285	—	40,310,285
Mortgage-Backed Securities	—	23,495,178	4,161,547	27,656,725
Sovereign Debt Obligations	—	18,400,723	—	18,400,723
U.S. Government Agency Securities	—	5,442,637	—	5,442,637
Asset-Backed Securities	—	4,303,663	—	4,303,663
Senior Loans:
Electric Utilities	—	212,596	—	212,596
Telecommunications	—	—	456,302	456,302
Short-Term Investments	—	3,632,544	—	3,632,544
Options Purchased:
Interest Rate Contracts	—	315,093	—	315,093

	—	478,963,007	4,617,849	483,580,856

Investment in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	—	(2,204,243)	(68,376)	(2,272,619)

Other Financial Instruments*—Assets
Credit Contracts	—	28,269	—	28,269
Foreign Exchange Contracts	—	2,069,926	—	2,069,926
Interest Rate Contracts	—	3,763,088	—	3,763,088

	—	5,861,283	—	5,861,283

Other Financial Instruments*—Liabilities
Credit Contracts	—	(142,339)	—	(142,339)
Foreign Exchange Contracts	—	(2,835,863)	—	(2,835,863)
Interest Rate Contracts	(1,264,210)	(3,870,029)	—	(5,134,239)

	(1,264,210)	(6,848,231)	—	(8,112,441)

Totals	$(1,264,210)	$475,771,816	$4,549,473	$479,057,079

Series TE:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/13
Investments in Securities—Assets
Municipal Bonds	$—	$46,591,434	$—	$46,591,434
Short-Term Investments	—	11,220,260	—	11,220,260

Totals	$—	$57,811,694	$—	$57,811,694

At July 31, 2013, there were no transfers between Levels 1 and 2 for any of the Portfolios.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2013, was as follows:

Series C:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$90,931	$3,138,750	$(7,336)	$(5,013)	$(884)	$(147,901)	$1,508,576	$—	$4,577,123
Diversified Financial Services	359,307	—	(74,134)	—	—	67,161	—	(352,334)	—
Electric Utilities	2,661,829	—	(146,142)	—	—	23,453	—	(2,539,140)	—
Mortgage-Backed Securities	22,003	—	—	416	(17,203)†	(4,739)	—	—	477

Totals	$3,134,070	$3,138,750	$(227,612)	$(4,597)	$(18,087)	$(62,026)	$1,508,576	$(2,891,474)	$4,577,600

†	Includes paydown shortfall.

Series M:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$10,981,400	$—	$—	$(58,821)	$—	$127,421	$—	$—	$11,050,000
Mortgage-Backed Securities	4,077,070	—	(489,891)	949	(422)	(14,747)	—	—	3,572,959
Asset-Backed Securities	597,182	—	(128,486)	—	—	64,561	—	—	533,257

Totals	$15,655,652	$—	$(618,377)	$(57,872)	$(422)	$177,235	$—	$—	$15,156,216

Series R:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/13
Investments in Securities—Assets
Mortgage-Backed Securities	$12,857,528	$—	$(1,047,632)	$(3,122)	$(1,477)	$(145,750)	$—	$(7,498,000)	$4,161,547
Senior Loans:
Telecommunications	—	—	—	—	—	—	456,302	—	456,302
Asset-Backed Securities	151,933	—	(154,354)	(7)	(2,550)	4,978	—	—	—
Options Purchased:
Interest Rate Contracts	319,234	—	—	—	(371,830)	52,596	—	—	—

	13,328,695	—	(1,201,986)	(3,129)	(375,857)	(88,176)	456,302	(7,498,000)	4,617,849

Investments in Securities—Liabilities
Options Written:
Interest Rate Contracts	(58,734)	—	(17,460)	—	—	7,818	—	—	(68,376)

Totals	$13,269,961	$—	$(1,219,446)	$(3,129)	$(375,857)	$(80,358)	$456,302	$(7,498,000)	$4,549,473

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2013:

Series C:

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$4,577,123	Third-Party Pricing Vendor	Single Broker Quote	$99.50-$107.00
Mortgage-Backed Securities	477	Benchmark Pricing	Security Price Reset	$0.20

Series M:

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$11,050,000	Third-Party Pricing Vendor	Single Broker Quote	$110.50
Mortgage-Backed Securities	3,572,959	Third-Party Pricing Vendor	Single Broker Quote	$99.75
Asset-Backed Securities	533,257	Benchmark Pricing	Security Price Reset	$5.99-$84.88

Series R:

	Ending Balance at 7/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Mortgage-Backed Securities	$4,161,547	Third-Party Pricing Vendor	Single Broker Quote	$99.75
Senior Loans	456,302	Third-Party Pricing Vendor	Single Broker Quote	$103.00
Investments in Securities—Liabilities
Options Written:
Interest Rate Contracts	(68,376)	Third-Party Pricing Vendor	Single Broker Quote	($0.15)-($0.77)

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.
***	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Series C, Series M and Series R held at July 31, 2013 was $(168,714), $152,373 and $(3,139), respectively.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Managed Accounts Trust

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: September 30, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: September 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: September 30, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: September 30, 2013